Exhibit 10.11

RECORDING REQUESTED BY COUNTY ENGINEER AND MAIL TO:

EXECUTIVE OFFICER
BOARD OF SUPERVISORS
[ILLEGIBLE] 383 Hall of Administration
500 W. Temple Street
Los Angeles, California 90012

CONCESSION AGREEMENT FOR CONSTRUCTION, MAINTENANCE AND OPERATION OF A PLANNED RECREATIONAL DEVELOPMENT AT FRANK G. BONELLI REGIONAL COUNTY SWIM PARK

THIS CONCESSION AGREEMENT, made and entered into this 8th day of March, 1983,

BY AND BETWEEN

COUNTY OF LOS ANGELES, a body corporate and politic, hereinafter referred to as “County”.

AND

SPECIALTY VILLAGES, a general partnership, and BRYANT L. MORRIS, General Partner, hereinafter referred to as “Concessionaire”.

WITNESSETH:

WHEREAS, County is a lessee in possession of Frank G. Bonelli Regional County Park pursuant to a lease with the Los Angeles County-Frank G. Bonelli Regional County Park Authority; and

WHEREAS, the Board of Supervisors is authorized by the provisions of Government Code Section 25907 to lease said lands for concessions and services that are consistent with public park and recreation purposes; and

WHEREAS, a concession for the construction and operation of a planned recreational development is consistent with said purposes; and

WHEREAS, Concessionaire is willing to exercise the grant of such a concession in accordance with the terms and conditions prescribed therefor;

NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions set forth herein, the parties hereto and each of then do agree as follows:

1.               CONCESSION GRANTED.

1.01                                                                           See Amd 3 p.2

1.02                                                                           The concession shall be exclusive only within the confines of the Frank G. Bonelli Regional County Swim Park.

2.               CONCESSION PREMISES.

2.01                                                                           See Amd 3 p.2

2.02                                                                           The concession premises shall be used only and exclusively for concession purposes, and such other purposes as are related thereto provided express approval therefor is granted by the Director, and for no other purposes whatsoever.

2.03                                                                           Concessionaire acknowledges personal inspection of the concession premises and the surrounding area and evaluation of the extent to which the physical condition thereof will affect the concession. Concessionaire accepts the concession premises in their present physical condition, and agrees to make no demands upon County for any improvements or alteration thereof.

2.04                                                                           Concessionaire shall construct the improvements hereinafter required upon the concession premises. Any other improvements, additions, alterations, repairs or changes thereto shall be subject to prior approval thereof by the Director; securing of applicable permits therefor; and compliance with such terms and conditions relating thereto, as may be imposed thereon by the Director. All construction shall be at Concessionaire’s expense.

2.05                                                                           Concessionaire hereby acknowledges the title of County and/or any other public agencies having jurisdiction thereover, in and to the concession premises and the improvements located thereon, and covenants and agrees never to assail, contest or resist said title.

2.06                                                                           Ownership of all structures, buildings or improvements constructed by Concessionaire upon the concession premises and all alterations, additions or betterments thereto, shall remain in Concessionaire until termination of this agreement. Upon termination thereof, whether by expiration of the term, cancellation, forfeiture or otherwise, ownership thereto shall vest in County without compensation being paid therefor, and such structures, buildings and/or improvements shall be surrendered with the concession premises, unless demand for the removal thereof shall be given by the Director at least ninety (90) days prior to the date of termination. Should Concessionaire fail to remove said structures, buildings and improvements, same may be sold, removed or demolished, and Concessionaire shall reimburse County for any cost or expense in connection therewith in excess of any consideration received by County as a result of said sale, removal or demolition.

2.5         OPTION.

2.5.01                                                                  County grants to Concessionaire this option to lease the land described in Exhibit B until the third (3rd) anniversary date of this contract.

2.5.02                                                                  Concessionaire may not assign this option and the rights thereunder without the express written consent of the Director.

2.5.03                                                                  Only if Concessionaire has performed the acts set forth herein as consideration for the option or is in the diligent and continuous performance thereof, may be exercise this option.

2.5.04                                                                  If Concessionaire has performed the acts constituting consideration for the option within the period therefor, including any extension(s) thereof, as provided in this agreement, Concessionaire may exercise this option by tender of written notice of exercise of option. This notice shall be addressed to the Board of Supervisors of County; and signed by each individual Concessionaire with an acknowledgment of each signature by a person authorized to attest thereto by law.

2.5.05                                                                  Service of the notice shall be made in the manner provided by the agreement for notices, except that in addition to the officer designated for

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service of notice on County, copies of the notice shall also be served upon the Director at 550 South Vermont Avenue, Los Angeles, California 90020, or such other place as may hereinafter be designated in writing to Concessionaire by Director, and upon the County Parks Director, 453 South Vermont Avenue, Los Angeles, California 90020.

2.5.06                                                                  Upon exercise of the option the Director shall prepare a lease amendment to this lease and concession agreement, as amended, and submit same for approval and execution by Concessionaire and the Board of Supervisors of County. The lease amendment shall convey a leasehold estate in the land described in Exhibit B as the Phase Two Area for use as a planned recreational development area [without any development being prescribed therefor as a condition for continuation of possession and rights of user granted therein.] The covenants and conditions related to the required development program for the leasehold estate conveyed is the land described in Exhibit B as the Phase Two Planned Recreational Development shall provide for diligent performance of the construction obligation; commencement of construction following County’s posting of the site with a notice of nonresponsibility; County approval of final plans and specifications, including landscaping; County inspection and access to the construction; extensions for force majeure and good cause; warranty of materials and workmanship, performance and payment bonds, personal surety on security deposit on amounts and form as required for the development.

2.5.07                                                                  If Concessionaire fails to exercise this option within the period therefor, including any extension(s) thereof, the option shall automatically terminate without notice to Concessionaire and all rights of Concessionaire shall immediately cease.

2.5.08                                                                  The consideration for this option shall be completion of development on the land described in Exhibit A.

2.5.09                                                                  County grants a license to Concessionaire to use the land described in Exhibit B for the option period, including any extension(s) thereof, for the purpose of conducting thereon such investigations, studies and tests as may be required for development of the works of improvement to be constructed thereon.

2.5.10                                                                  Concessionaire shall notify the Director at least forty-eight (48) hours prior to the start of any investigation of soil conditions by means of soil borings. Test locations shall be barricaded to prevent public access thereto during the boring thereof and backfilled following removal of all soils therefrom.

2.5.11                                                                  The stockpiling of excavated material and the storage of any materials, tests or equipment shall be subject to the satisfaction of the Director.

2.5.12                                                                  Concessionaire shall not interfere with the public use and enjoyment of the areas of the Frank G. Bonelli Regional County Park located outside of the licensed premises.

2.5.13                                                                  Optionee shall immediately correct any unsafe condition and/or unsafe practices arising out of and in the course of the use of the license granted.

2.5.14                                                                  Concessionaire shall save, keep and hold harmless County and all of its officers, agents and employees from all damages, suits, costs or expenses in law or equity, including costs of suit and expenses for legal services that may at any time arise or be set up by any person, including the agents, servants and employees of Concessionaire, and/or County, for personal injury, death and/or property damage arising out of the use of the licensed premises, when caused by an act or omission on the part of Concessionaire or the agents, servants, and employees thereof, that allegedly constitutes:

a. Negligence;

b. Creation of maintenance of a dangerous condition of public property;

c. Breach of warranty, express or implied;

d. Defectiveness of product; or

e. Intentional infliction of harm.

2.5.15                                                                  In the event of any of the aforementioned persons recovers a judgment against County or any of its officers, agents or employees, by reason of any of the aforementioned acts or omissions, Concessionaire shall indemnify same in an amount equal to the judgment entered.

3.               TERM.

3.01                                                                           See Amd 3 p.2

3.02                                                                           See Amd 3 p.2

4.               PAYMENT.

4.01                                                                           See Amd 3 p.3 & Amd 3-A p.3

4.02                                                                           See Amd 3 p.5

5.               ACCOUNTING RECORDS.

5.01                                                                           Concessionaire shall be required to maintain a method of accounting which shall to the satisfaction of the Auditor-Controller correctly and accurately reflect the gross receipts and disbursements of Concessionaire in connection with the concession. The method of accounting, including bank accounts, established for the concession shall be separate from the accounting system used for any other business operated by Concessionaire or for recording Concessionaire’s personal financial affairs. Such method shall include the keeping of the following documents:

a.               Regular books of accounting such as general ledgers.

b.              Journals including any supporting and underlying documents such as vouchers, checks, tickets, bank statements, etc.

c.               State and Federal income tax returns and sales tax returns and checks and other documents providing payment of sums shown which shall be kept in confidence by County.

d.                                      Cash register tapes (daily tapes may be separated but shall be retained so that from day to day the sales can be identified).

e.                                       Any other reporting records that the Auditor-Controller deems necessary for proper reporting of receipts.

5.02                                                                           All sales shall be recorded by means of cash registers which publicly display the amount of each sale and automatically issue a customer’s receipt or certify the amount recorded in a sales slip. Said cash registers shall in all cases have locked-in sales totals and transaction counters which are constantly accumulating and which cannot, in either case, be reset, and in addition thereto, a tape located within the register on which transaction numbers and sales details are imprinted. Beginning and ending cash register readings shall be made a matter of daily record.

5.03                                                                           All documents, books and accounting records shall be open for inspection and reinspection at any reasonable time during the term of this agreement and for twelve (12) months thereafter. In addition, the Auditor-Controller may from time to time conduct an audit and reaudit of the books and business conducted by Concessionaire and observe the operation of the business so that accuracy of the above records can be confirmed. If the report of gross sales made by Concessionaire to the Auditor-Controller should be found to be less than the amount of gross sales disclosed by such audit and observation, Concessionaire shall pay the delinquent amount within thirty (30) days of billing therefor. If the additional amount due exceeds two percent (2%), and there is no reasonable basis for the failure to report and pay thereon, Concessionaire shall also pay the cost of the audit and the penalty heretofore provided for delinquent payments. All information obtained in connection with the Auditor-Controller’s inspections of records or audit shall be treated as confidential information and exempt from public disclosure thereof.

5.04                                                                           Concessionaire shall furnish the Auditor-Controller with a monthly gross receipts report showing the amount payable therefrom to the County. Such a report shall accompany each monthly payment required to be made as provided herein. The monthly reporting period shall be by calendar month, rather than monthly anniversary date of the effective date of the concession agreement. In addition thereto, Concessionaire shall furnish the Auditor-Controller with an annual profit and loss statement and a balance sheet prepared by a person and in a form acceptable to said officer. The annual financial statements shall be submitted within sixty (60) days of the close of an agreement year. Said closing date shall be determined by reference to the date for commencement of the term herein provided.

6.               REQUIRED CONSTRUCTION.

6.01                                                                           Concessionaire shall construct a planned recreational development upon the concession premises in accordance with the development program therefor that have heretofore been prepared by Concessionaire and approved by County and are attached herewith as Exhibit D.

6.02                                                                           Concessionaire shall commence construction of the above described improvements, including facilities for gas, water, electricity, sewage and telephone service, following County’s posting of the construction site with a notice of nonresponsibility, and shall diligently prosecute and complete name. In no event shall the completion of this responsibility be extended beyond July 1, 1983.

6.03                                                                           No modification of said final plane and specification or of said improvements, including landscaping, shall be made by Concessionaire without approval therefor by the Director.

6.04                                                                           Concessionaire agrees that County may have on the site at any time during the construction period an inspector who shall have the right of access to the concession premises and the construction work. Concessionaire shall, at the commencement of the construction work, notify the Director in writing of the identity, place of business and telephone number of Concessionaire’s on-the-job representative. Said representative shall be Concessionaire’s prime consultant for the inspector of County.

6.05                                                                           The parties agree that any delay in the construction due to fire, earthquake, war, labor dispute or other events beyond the control of Concessionaire shall extend the time in which said construction must be completed by the length of time of such delay.

6.06                                                                           Concessionaire shall construct, perform, complete and maintain all construction and installations covered by this agreement in a good and workmanlike manner and with high quality materials, and shall furnish all tools, equipment, labor and material necessary to perform and complete the same, and hereby expressly warrants that all said materials and workmanship will be free from defects.

6.07                                                                           It is understood that the construction required herein may, at the discretion of Concessionaire, be constructed in phases, each phase being separated from the other by a period of time to be determined by Concessionaire. However, the nature of the construction to be performed in each phase and the time interval between phases shall be subject to approval by the Director. In no event shall the phasing of the construction required herein extend the completion thereof beyond the date heretofore provided. Should the required construction be phased as herein provided, diligent prosecution thereof shall require commencement of each phase on or before the date selected for commencement thereof.

7.               ADDITIONAL CAPITAL IMPROVEMENT.

7.01                                                                           See Amd 3 p.6

8.               RENTAL CREDIT.

9.               BONDS.

9.01                                                                           Concessionaire shall purchase performance and payment bonds from corporations duly authorized to issue surety bonds by the State before constructing any works of improvement upon the concession premises. Each bond shall name Concessionaire as principal, company as surety, and County as obliges thereon. The payment bond shall also inure to the benefit of all claimants, as said term is presently defined by Section 3085 of the State Civil Code, or may hereafter be amended, so as to give such persons a right of action to recover thereon in any suit brought to foreclose the liens provided for in Title 13 of Part 4 of Division 3 of said Civil Code or in a separate suit brought upon the bond. Each bond shall be in a sum equal to ONE HUNDRED PERCENT (100%) of the costs for construction of the works of improvement to be located upon the concession premises, as estimated by the Director. The condition of the performance bond shall be such that if the principal shall well and truly perform the construction herein required, pursuant to the approved plans and specifications therefor, then surety shall no longer be bound thereon. The condition of the payment bond shall be such that if the principal shall well and truly pay, or cause to be paid, all claims for labor, materials, appliances, terms, or power, or either or all, performed, furnished or contributed in connection with said works of improvement, then surety shall no longer be bound thereon. Said bonds shall be subject to approval by the Director as to sufficiency and liability of sureties named thereon. Said bonds shall be maintained in full force and effect by Concessionaire until said works of improvement have been completed and claims for labor and materials have been paid.

9.02                                                                           The Director may accept in lieu of the bonds heretofore described, the performance and payment bonds of corporations duly authorized to issue surety bonds by the State, naming as principal a licensed contractor employed by Concessionaire to construct works of improvement on the concession promises, provided each bond is in an amount equal to the percentage hereinabove provided for said bonds of the cost of the construction to be performed by said contractor; names County as an additional obligee; contains terms and conditions substantially similar to the requirements heretofore specified; and is satisfactory as to sufficiency and liability of sureties named thereon.

9.03                                                                           The Director may also accept in lieu of the bonds heretofore described, the promise of one or more individuals to pay County in the event of a default of Concessionaire to well and truly perform the construction, pursuant to the approved plans and specifications therefor, and to pay claimants, as herein defined, in the event of a default of Concessionaire to pay or cause to be paid, all claims for labor, materials, appliances, terms, or power, or either or all, performed, furnished or contributed in connection with said works of improvement, provided corporate surety bonds cannot be obtained; the surety-ship obligation is in writing; the liability as surety and/or guarantor of said principal obligation is commensurate with Concessionaire, becomes absolute upon breach and can be exonerated only by performance or payment; and the sufficiency of the individuals to discharge their liability thereon is justified to the satisfaction of said officer.

9.04                                                                           Concessionaire shall have the option to deposit with the Auditor-Controller cash or United States Government securities in all respects satisfactory to said officer in lieu of the surety obligations herein required. Said cash or securities shall be deemed deposited with County to secure full and satisfactory performance of the principal obligations heretofore described for which surety is required, and shall be released upon satisfactory performance thereof, as evidenced by certification of completion by the Director and release of mechanic’s liens by all persons furnishing labor and material thereon.

10.         OPERATING RESPONSIBILITIES.

10.01                                                                     Compliance with Law.

Concessionaire shall conform to and abide by all municipal and county ordinances, and all state and federal laws and regulations, insofar as the same or any of them are applicable; and where permits and/or licenses are required for the concession and/or any construction authorized herein, the same must be first obtained from the regulatory agency having jurisdiction thereover.

10.02                                                                     Compliance with Rules and Regulations.

Concessionaire shall conform to and abide by all rules and regulations of the Board of Supervisors, the Director, and the Director of Parks and Recreation insofar as the same or any of them are applicable.

10.03                                                                     Disorderly Persons.

Concessionaire agrees to not allow any loud, boisterous or disorderly persons to loiter about the concession premises.

10.04                                                                     Illegal Activities.

Concessionaire shall not permit any illegal activities to be conducted upon the concession premises.

10.05                                                                     See Amd 3 p.10

10.06                                                                     Noninterference.

Concessionaire shall not interfere with the public use of Frank G. Bonelli Regional County Park.

10.07                                                                     See Amd 3 p.10

10.08                                                                     Days and Hours of Operation. See Amd 3 p.12

10.09                                                                     Prices.

Concessionaire shall at all times maintain a complete list or schedule of the prices charged for all goods or services, or combinations thereof, supplied to the public on or from the concession premises. Said prices shall be fair and reasonable based upon the following considerations: that the concession is intended to serve the needs of the public for the goods and/or services supplied at a fair and reasonable cost; comparability with prices charged for similar goods and/or services supplied in the Los Angeles Metropolitan Area; and reasonableness of profit margin is view of the cost of providing same in compliance with the obligations assumed in this agreement. In the event the Director notifies Concessionaire that prices being charged are not fair and reasonable, Concessionaire shall have the right to confer with the Director and justify said prices. Following reasonable conference and consultation thereon, Concessionaire shall make such price adjustments as may be ordered by the Director. Concessionaire may appeal the determination of the Director to the Board of Supervisors, whose decision thereon shall be final and conclusive. However, Concessionaire shall comply with the ordered price adjustment pending the appeal and final ruling thereon by the Board of Supervisors.

10.10                                                                     Removal of Objectionable Goods and Services.

Concessionaire shall immediately remove or withdraw from sale any goods or services which may be found objectionable to the public welfare by the Director following receipt of written notification therefor.

10.11                                                                     Utilities.

Concessionaire shall provide and pay for any necessary utilities, including water and electricity consumed by Concessionaire in the construction, maintenance and operation of the planned recreational development. The telephone number shall be placed in the name of the concession and shall not be transferred to any other location. Concessionaire waives any and all claims against County for compensation for loss or damage caused by a defect, deficiency or impairment of any utility system, water system, water supply system, drainage system, waste system, heating or gas system, electrical apparatus or wires serving the concession premises.

10.12                                                                     Sanitation.

No effective matter or refuse or substance constituting an unnecessary, unreasonable or unlawful fire hazard, or material detrimental to the public health, shall be permitted or remain on the concession premises and within a distance of fifty (50) feet thereof, and Concessionaire shall prevent any accumulation thereof from occurring. Concessionaire shall see that all refuse is collected as often as necessary, and in no case less than twice a week, and shall pay all charges which may be made for the removal thereof. Concessionaire shall furnish all equipment and materials necessary, including trash receptacles of the size, type and number required by the Director, to maintain the concession premises and the area within a distance of fifty (50) feet thereof in a sanitary condition;

10.13                                                                     Maintenance.

Concessionaire shall be responsible for maintaining the concession premises in good and substantial repair and condition; and in compliance therewith shall perform all repairs to or replacement of all improvements and equipment thereon, including the painting thereof, upon written request therefor by the Director. In addition to this general requirement Concessionaire shall perform any and all repairs required for the maintenance thereof in compliance with all Laws applicable thereto.

10.14                                                                     Security Devices.

Concessionaire may provide any legal devices, installations, or equipment designed for the purpose of protecting the concession premises from theft, burglary or vandalism, provided written approval for installation is first obtained from the Director. All purchases and installations thereof shall be at Concessionaire’s expense.

10.15                                                                     Safety.

Concessionaire shall immediately correct any unsafe condition of the concession premises, as well as any unsafe practices occuring thereon. Concessionaire shall obtain emergency medical care for any member of the public who is in need thereof, because of illness or injury occurring on the concession premises. Concessionaire shall cooperate fully with County in the investigation of any accidental injury or death occurring on the concession premises, including a prompt report thereof to the Director.

10.16                                                                     Trade Fixtures.

Concessionaire shall provide and install all appliances, furniture, fixtures and equipment that are required for the concession. During the last thirty (30) days preceding the termination of this agreement, Concessionaire shall remove same from the concession premises, other that for those items of personalty which have been furnished by County or so affixed that their removal therefrom cannot be accomplished without damage to the realty. Should Concessionaire fail to so remove said appliances, furniture, fixtures and equipment within said thirty (30) day period, Concessionaire shall lose all right, title and interest in and thereto, and County may elect to keep same upon the premises or to sell, remove or demolish same. Concessionaire shall reimburse County for any cost incurred in excess of any consideration received from the sale, removal or demolition thereof.

10.17                                                                     Merchandise.

Concessionaire shall provide and maintain the necessary investory of concession merchandise required to meet the needs of the public therefor. All food and beverages sold or kept for sale by Concessionaire shall be first-class in quality, wholesome and pure, and shall conform to the federal, state and County food laws, ordinances and regulations in all respects. No adulterated, misbranded or impure articles shall be sold or kept for sale by Concessionaire, and all merchandise kept on hand by Concessionaire shall be stored and handled with due regard for sanitation. In the event food is below first class, the Director shall have the right to order the improvement of the quality of any food kept or offered for sale.

10.18                                                                     See Amd 3 p.12

10.19                                                                     Habitation.

The concession premises shall not be used for human habitation, other than as approved night watchman or patrolman, except for concession premises resigned, constructed and operated for the express purpose of accommodating human habitation.

11.         DESTRUCTION OF CONCESSION PREMISES AND/OR FRANK G. BONELLI SWIM PARK

11.01                                                                     In the event the concession premises shall be totally or partially destroyed from a risk covered by the insurance required herein, Concessionaire shall either restore the premises or terminate this agreement. If the destruction is from a risk for which coverage is not required or provided under said policy of insurance, County and/or Concessionaire shall either restore the premises or terminate this agreement. County shall make the loss adjustment with the insurance company insuring the loss and receive payment of the proceeds of insurance. Said proceeds shall be held for the benefit of Concessionaire only in the event of an election by Concessionaire to restore the premises and shall be disbursed in installments as construction progresses for payment of the costs of restoration upon satisfactory performance of the work required, as evidenced by certification of completion by the Director and release of mechanic’s liens by all persons furnishing labor and material thereon. If the proceeds of insurance are insufficient to pay the actual costs of restoration, Concessionaire shall deposit the amount of the deficiency with the Auditor-Controller upon demand therefor by the Director, and said sums shall be held for payment of said costs and disbursed in the manner heretofore provided. Any undisbursed funds shall be retained by County and credited to the rental reserved over the remaining term of the agreement to the extent that any funds remaining at end of term will be reimbursed to Concessionaire by County. If Concessionaire elects to restore the concession premises, plans, specifications, and construction cost estimates for the restoration thereof shall be prepared by Concessionaire and forwarded to Director for approval prior to the performance of any work thereon. Said documents shall be prepared and submitted in a timely manner following adjustment of the loss and receipt of the proceeds of insurance by County. The required construction shall be performed by Concessionaire and/or licensed and bondable contractor(s) thereof who shall be required to carry public liability and property damage insurance, worker’s compensation insurance, and standard fire and extended coverage insurance, with vandalism and malicious mischief endorsements, during the period of construction, in amounts equal to the insurance limits required herein. Said construction shall be commenced promptly following the approval thereof by the Director, issuance of permits therefor by governmental agencies having jurisdiction thereover, and posting of the construction site by County with notice of nonresponsibility and shall be diligently prosecuted to completion. All work shall be performed in accordance with the approved plans and specifications, unless changes therein are approved in advance thereof by Director. Concessionaire agrees that County may have on the site at any time during the construction period as inspector who shall have the right of access to the concession premises and the work occurring thereon. Concessionaire shall, at the commencement of the construction work notify Director in writing of the identify, place of business, and telephone number of responsible person(s) in charge of the construction to be occurring thereon.  All construction shall be performed in a good and workmanlike manner. Upon completion of the restoration, Concessionaire shall immediately record a notice of completion with the Registrar-Recorder.

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11.02                                                                     If the premises are restored, this agreement shall continue in full force and effect, except that the payments to be made by Concessionaire shall be abated and/or other relief afforded to the extent that the Director may determine the damage and/or restoration interferes with the concesiion, provided a claim therefor is filed with the Director within one hundred (100) days of notice of election to restore the premises. Any such claim shall be denied, if the destruction of the concession premises is found by the Director to have been caused by the gross neglect of Concessionaire. Concessionaire agrees to cooperate in the determination of the abatement and/or other relief to be provided by furnishing all information requested relative to the concession, and permitting examination and audit of all accounting records kept in connection with the conduct thereof.

11.03                                                                     Concessionaire shall cooperate in the restoration of the concession premises by vacating and removing therefrom all items of inventory, trade fixtures, equipment and furnishings for such periods as are required for the restoration thereof.

11.04                                                                     The aforesaid provisions for abatement and/or other relief shall also be applicable to a total or partial destruction of Frank C. Bonelli Swim Park by the aforementioned causes, except that the relief to be provided shall be based upon the extent the Director may determine that the reduction in the public’s use of Frank G. Bonelli Swim Park due to the partial or total closure thereof has affected the concession.

11.05                                                                     Concessionaire agrees to accept the remedy heretofore provided in the event of a destruction of the concession premises and/or Frank G. Bonelli Swim Park and hereby waives any and all additional rights and remedies for relief or compensation that are presently available or may hereinafter be made available under the laws and statutes of this state.

12.         CONSTRUCTION BY COUNTY AFFECTING CONCESSION PREMISES AND/OR FRANK G. BONELLI REGIONAL COUNTY PARK.

12.01                                                                     In the event County shall construct or cause to be constructed a new facility for the concession, this agreement shall continue in full force and effect, except that the payments to be made by Concessionaire shall be abated and/or other relief afforded to the extent that the Director may determine the construction interferes with the concession, provided a claim therefor is filed with the Director within one hundred (100) days of commencement of construction.

12.02                                                                     Concessionaire agrees to cooperate with County in the event the construction affects the concession premises by vacating and removing therefrom all items of inventory, trade fixtures, equipment and furnishings for such periods as are required by the construction of the new facilities. Concessionaire further agrees to cooperate in the determination of the abatement and/or other relief to be provided by furnishing all information requested relative to the concession and permitting examination and audit of all accounting records kept in connection with the conduct thereof.

12.03                                                                     Following completion of the new facility, Concessionaire shall resume the concession therefrom within thirty (30) days of notice from the Director that the concession premises are tenantable.

12.04                                                                     The aforementioned provisions of this section shall also be applicable in the event of performance of work on Frank C. Bonelli Regional County Park that requires a partial or total closure thereof, except that the abatement and/or other relief to be provided shall be based upon the extent the Director may determine that the reduction in the public’s use of Frank G. Bonelli Regional County Park due to the partial or total closure thereof, has affected the concession.

12.05                                                                     Concessionaire agrees to accept the remedy heretofore provided in the event of construction upon the concession premises and/or Frank G. Bonelli Regional County Park, and hereby waives any and all additional rights and remedies for relief or compensation that are presently available or may be made available hereinafter under the laws and statutes of this state.

13.         SECURITY DEPOSIT.

13.01                                                                     Prior to the commencement of this agreement, Concessionaire shall pay to the Auditor-Controller the sum of TWENTY THOUSAND-EIGHT HUNDRED THIRTY-THREE DOLLARS AND 33/100 ($20,833.33). In lieu thereof, Concessionaire may deposit said amount in a commercial bank or savings and loan association acceptable to the Auditor-Controller, provided that a certificate of deposit is delivered to said officer giving County the right to withdraw any or all of said amount during the term of this agreement. Concessionaire shall be entitled to any and all interest accruing from said certificate of deposit. In addition to said sum, Concessionaire shall purchase a performance bond in the amount of FORTY-ONE THOUSAND SIX HUNDRED SIXTY-SIX DOLLARS and 66/100 ($41,666.66) from a corporation duly authorized to issue surety bonds by the State prior to the commencement of this agreement. Said bond shall [ILLEGIBLE] Concessionaire as principal, company as surety, and County as obligee thereon.

13.02                                                                     Said sum and bond shall serve as security for faithful performance of all covenants, promises and conditions assumed by Concessionaire herein, and may be applied in satisfaction and/or mitigation of damages arising from a breach thereof, including, but not limited to, delinquent payments; correction of maintenance deficiencies; securing required insurance; loss of revenue due to abandonment, vacation or discontinuance of concession operations, discrimination; refunding of deposits for scheduled events which are required to be cancelled due to abandonment, vacation or discontinuance of concession operations; completion of construction; and payment of mechanic’s liens. Application of amounts on deposit and/or under said bond in satisfaction and/or mitigation of damages shall be without prejudice to the exercise of any other rights provided herein or by law to remedy a breach of this agreement.

13.03                                                                     In the event any or all of said sum and/or bond are applied in satisfaction and/or mitigation of damages, Concessionaire shall immediately deposit such sums and/or renew said bond in such amounts as are necessary to restore the security deposit to the full amount required hereunder.

13.04                                                                     Said sum shall be returned to Concessionaire upon termination of this agreement less any amounts that may be withheld therefrom by County as heretofore provided.

14.         HOLD HARMLESS AND INDEMNIFICATION.

14.01                       See Amd 3 p.13

15.         INSURANCE.

See Amd 3 p.14

16.         TAXES AND ASSESSMENTS.

16.01                                                                     The property interest conveyed herein may be subject to real property taxation and/or assessment thereon, and is the event thereof, Concessionaire shall pay before delinquency all lawful taxes, assessments, fees or charges which at any time may be levied by the State, County, City or any other tax or assessment-levying body upon the concession premises and any improvements located thereon.

16.02                                                                     Concessionaire shall also pay all taxes, assessments, fees and charges on goods, merchandise fixtures, appliances and equipment owned or used therein.

17.         TRANSFERS.

17.01                                                                     Concessionaire shall not, without written consent of the Director, assign, hypothecate, or mortgage this agreement or sublease or license any portion of the concession premises. Any attempted assignment, hypothecation, mortgage, sublease or license without the consent of the Director shall render this agreement null and void. Consent to the foregoing shall not be unreasonably withheld by the Director.

17.02                                                                     Each and all the provisions, agreements, terms, covenants and conditions herein contained to be performed by Concessionaire shall be binding upon any transferee thereof.

17.03                                                                     This agreement or any interest therein shall not be transferable in proceedings in attachment or execution against Concessionaire, or in voluntary or involuntary proceedings in bankruptcy or insolvency or receivership taken by or against Concessionaire, or by any process of law including proceedings under Chapter X or XI of the Bankruptcy Act.

17.04                                                                     Shareholders and/or partners of Concessionaire may transfer, sell, exchange, assign or divest themselves of any interest they may have therein. However, in the event of any such sale, transfer, exchange, assignment or divestment is effected in such a way as to give majority control of Concessionaire to any persons, corporation, partnership or legal entity other than the majority controlling interest therein at the time of the execution of this agreement, approval thereof shall be required. Consent to any such transfer shall only be refused if the Director finds that the transferee is lacking in experience and/or financial ability to conduct the concession.

17.05                                                                     The prohibition herein contained shall not be applicable with respect to transfers of this agreement arising from the exercise of a power of sale or judicial foreclosure pursuant to the terms and conditions of a hypothecation or mortgage previously approved by the Director.

17.06 & 17.07                          See Amd 3 p.17

18.         NONDISCRIMINATION.

18.01                                                                     See Amd 3 p.18

19.         EASEMENTS.

19.01                                                                     County reserves the right to establish, grant or utilize easements or rights of way over, under, along and across the concession premises for utilities and/or public access to Frank G. Bonelli Regional County Park, provided County shall exercise such rights in a manner as will avoid any substantial interference with the operations to be conducted hereunder. Should the establishment of such easements permanently deprive Concessionaire of the use of a portion of the concession premises, an abatement of payments shall be provided in an amount proportional to the total area of the concession premises in the before and after conditions.

20.         CANCELLATION.

20.01                                                                     Upon the occurrence of any one or more of the events of default hereinafter described, this agreement shall be subject to cancellation. As a condition precedent thereto, the Director shall give Concessionaire ten (10) days’ notice by registered or certified mail of the date set for cancellation thereof; the grounds therefor and that an opportunity to be heard thereon will be afforded on or before said date, if request is made therefor.

20.02                                                                     Upon cancellation County shall have the right to take possession of the concession premises, including all improvements, equipment, and inventory located thereon, and use for the purpose of satisfying and/or mitigating all damages arising from a breach of this agreement.

20.03                                                                     Action by County to effectuate a cancellation and forfeiture of possession shall be without prejudice to the exercise of any other rights provided herein or by law to remedy a breach of this agreement.

20.04                                                                     Any trustee, beneficiary, mortgages or lender under a hypothecation or mortgage previously approved by the Director shall have the right at any time during the term of this agreement to undertake any and all action that may be required in order to prevent a cancellation of this agreement and a forfeiture of the concession. Accordingly, the Director shall send a copy of any intended cancellation of this agreement to any of the aforementioned parties whose security would be affected thereby; and upon request thereof for postponement, extend the date set therefor by such time as the Director finds reasonable in order to allow said parties to correct the grounds therefor or to provide a new Concessionaire under a power of sale or foreclosure sustained in the hypothecation or mortgage, who upon transfer thereto shall become responsible for the correction thereof within such time as may be allowed by the Director.

20.05                                                                     See Amd 3 p.20

21.         EVENTS OF DEFAULT.

21.01                                                                     The abandonment, vacation or discontinuance of operations on the concession premises for more than forty-eight (48) consecutive hours, except for off-season periods.

21.02                                                                     The failure of Concessionaire to punctually pay or make the payments required hereunder when due, where the delinquency continues beyond ten (10) days following written notice for payment thereof.

21.03                                                                     The failure of Concessionaire to operate in the manner required by this agreement, where such failure continues for more than ten (10) days after written notice from the Director to correct the condition therein specified.

21.04                                                                     The failure to maintain the concession premises and the improvements constructed thereon in the state of repair required hereunder, and in a clean, sanitary, safe and satisfactory condition, where such failure continues for more than ten (10) days after written notice from the Director to correct the condition.

21.05                                                                     The failure of Concessionaire to keep, perform and observe all other promises, covenants, conditions and agreements set forth in this agreement, where such failure continues for more than thirty (30) days after written notice from the Director for correction thereof, provided that where fulfillment of such obligation requires activity over a period of time and Concessionaire shall have commenced to perform whatever may be required to cure the particular default within ten (10) days after such notice and continues such performance diligently, said time limit may be waived in the manner and to the extent allowed by the Director.

21.06                                                                     The filing of a voluntary petition in bankruptcy by Concessionaire; the adjudication of Concessionaire as a bankrupt; the appointment of any receiver of Concessionaire’s assets; the making of a general assignment for the benefit of creditors, a petition or answer seeking an arrangement for the reorganization of Concessionaire under any Federal Reorganization Act, including petitions or answers under Chapters X or XI of the Bankruptcy Act; the occurrence of any act which operates to deprive Concessionaire permanently of the rights, powers and privileges necessary for the proper conduct and operation of the concession; the levy of any attachment or execution which substantially interferes with Concessionaire’s operations under this agreement and which attachment or execution is not vacated, dismissed, stayed or set aside within a period of sixty (60) days.

21.07                       Determination by the Director, the State Fair Employment Commission, or the Federal Equal Employment Opportunity Commission of discrimination having been practiced by Concessionaire in violation of state and/or federal laws thereon.

21.08                       Transfer of the majority controlling interest of Concessionaire to persons other than those who are in control at the time of the execution of this agreement without approval thereof by the Director.

21.09                       Failure to have commenced required construction by March 8, 1983, or any phase thereof on or before the date selected for commencement thereof.

21.10                       Failure to have completed required construction by July 1, 1983.

21.11                       See Amd 3 p.21

22.   WAIVER.

22.01                       Any waiver by County of any breach of any one or more of the covenants, conditions, terms and agreements herein contained shall not be construed to be a waiver of any subsequent or other breach of the same or of any other covenant, condition, term or agreement herein contained, nor shall failure on the part of County to require exact, full and complete compliance with any of the covenants, conditions, terms or agreements herein contained be construed as in any manner changing the terms of this agreement or estopping County from enforcing the full provisions thereof.

22.02                       No delay, failure, or omission of County to re-enter the concession premises or to exercise any right, power, privilege or option, arising from any default, nor any subsequent acceptance of payments then or thereafter accrued shall impair any such right, power, privilege or option, or be construed as a waiver of or acquiescence in such default or as a relinquishment of any right.

22.03                       No notice to Concessionaire shall be required to restore or revive “time of the essence” after the waiver by County of any default.

22.04                       No option, right, power, remedy or privilege of County shall be construed as being exhausted by the exercise thereof in one or more instances. The rights, powers, options and remedies given County by this agreement shall be cumulative.

23.   RIGHT OF ENTRY.

23.01                       Any officer and/or employee of County may enter upon the concession premises at any and all reasonable times for the purpose of determining whether or not Concessionaire is complying with the terms and conditions thereof, or for any other purpose incidental to the rights of County within the Frank G. Bonelli Regional County Park.

23.02                       In the event of an abandonment, vacation or discontinuance of concession operations for a period in excess of forty-eight (48) hours, Concessionaire hereby irrevocably appoints County as an agent for continuing operation of the concession granted herein, and in connection therewith authorizes the officers and employees thereof to (1) take possession of the concession premises, including all improvements, equipment and inventory thereon; (2) remove any and all persons or property on said premises and place any such property in storage for the account of and at the expense of Concessionaire; (3) sublease or license the premises; and (4) after payment of all expenses of such subleasing or licensing apply all payments realized therefrom to the satisfaction and/or mitigation of all damages arising from Concessionaire’s breach of this agreement. Entry by the officers and employees of County upon the concession premises for the purpose of exercising the authority conferred hereon as agent of Concessionaire shall be without prejudice to the exercise of any other rights provided herein or by law to ready a breach of this concession agreement.

24.   SURRENDER.

24.01                       Upon expiration of the term hereof, or cancellation thereof as herein provided, Concessionaire shall peaceably vacate the concession premises and any and all improvements located thereon and deliver up the same to County in a reasonably good condition, ordinary wear and tear excepted subject to the right of County to demand removal thereof to the extent that Paragraph 2.04 may be applicable thereto.

25.   INTERPRETATION.

25.01                       This agreement shall be interpreted according to the rules which govern the interpretation of contracts, as prescribed in Part 2 of Division 3 of the State Civil Code, commencing with Section 1635.

25.02                       The headings herein contained are for conveniences and references only and are not intended to define or limit the scope of any provision thereof.

25.03                       The following words as used herein shall be construed to have the following meaning, unless otherwise apparent from the context in which they are used:

“Auditor-Controller”: the Auditor-Controller of County or an authorized representative thereof.

“Concession”: the privilege of engaging in the commercial activities authorized herein on the public property designated thereof.

See Amd 3. p.21

“Cross Receipts”: all money, cash receipts, assets, property or other things of value, including but not limited to gross charges, sales, rentals, fees and commissions made or earned by Concessionaire, and/or assignees, subleases, or permittees thereof, whether collected or accrued from any business, use or occupation, or any combination thereof, transacted, or performed in whole or in part, on the concession premises, including but not limited to rentals, the rendering or supplying at services and the sale of goods, wares or merchandise. There shall be deducted from said gross receipts the following:

a.     Sales and excise taxes applicable thereto, required to be collected by Concessionaire, and/or the sublessees or permittees thereof.

b.     Federal, state, municipal or other taxes collected from the consumers, regardless of whether the amount thereof is stated to the consumer as a separate charge, provided the amount of such taxes shall be above on the accounting records for the concession as hereinafter required.

c.     Receipts from the sale or trade-in value of any equipment used on the concession premises and owned by Concessionaire.

d.     Receipts in the form of refunds from or the value of merchandise, supplies or equipment returned to the shippers, suppliers or manufacturers.

e.     Receipts with respect to any sale where the subject of such sale, or some part thereof, is thereafter returned by the purchaser and accepted by Concessionaire, to the extent of any refund actually granted or adjustment actually made, either in the form of cash or credit, including meals for employees.

“Planned Recreational Development”: Family swim park as described in attached Exhibit D.

See Amd 3 p.21

"State": the State of California.

26.   ENFORCEMENT.

26.01                       The Director shall be responsible for the enforcement of this agreement on behalf of County and shall be assisted therein by those officers and employees of County having duties in connection with the administration thereof.

26.02                       In the event County commences legal proceedings for the enforcement of this agreement or recovery of the premises used herein, prevailing party in any legal action shall be awarded reasonable attorney’s fees.

27.   NOTICES.

27.01                       See Amd 3 p.22

27.02                       In performing the obligations hereunder, Concessionaire is engaged solely in the capacity of independent contractor, it being expressly understood that no relationship between the contracting parties hereto other than that of independent contractor, has been or intended to be created. This concession agreement does not constitute, and the parties hereto do not intend to create thereby a partnership, or a joint venture, or a relationship of master and servant or principal and agent, as it is actually understood and agreed that the relationship created thereby and the construction of rights and duties thereunder is to be determined in accordance with the laws relating to owners and occupants of real property.

28.   ENTIRE AGREEMENT.

28.01                       This document and the exhibits attached hereto, constitutes the entire agreement between the County and Concessionaire for the concession and use granted at Frank G. Bonelli Regional County Park for a planned recreational development therein. All other agreements, promises and representations with respect thereto, other than contained herein, are expressly revoked, as it has been the intention of the parties to provide for a complete integration within the provisions of this document, and the exhibits attached hereto, the terms, conditions, promises and covenants relating to the concession and the premises to be used in the conduct thereof. The unenforceability, invalidity, or illegality of any provision of this agreement shall not render the other provisions thereof unenforceable, invalid or illegal.

28.02                       This document may be modified only by further written agreement between the parties hereto. Any such modification shall not be affective unless and until executed by Concessionaire and in the case of County until approved by the Board of Supervisors and executed by the Chairman thereof.

29.           See Amd 3 p.22

IN WITNESS WHEREOF, Concessionaire has executed this agreement, or caused it to be duly executed, and County of Los Angeles, by order of its Board of Supervisors has caused this agreement to be executed on its behalf by the Chairman of said Board and attested by the Executive Officer-Clerk thereof, the day and year first above written.

Specialty Villages, a general partnership

		By:	/s/ [ILLEGIBLE] general partner

CONCESSIONAIRE

[SEAL]		COUNTY OF LOS ANGELES

		By:	/s/ Michael D. Antonovich
Chairman, Board of Supervisors

ATTEST:

JAMES S. MIZE, Executive Officer-
Clerk of the Board of Supervisors
ADOPTED
By	/s/ Marcia Fredrickson	BOARD OF SUPERVISORS
Deputy		COUNTY OF LOS ANGELES

14 MAR 8 1983
APPROVED AS TO FORM:
/s/ James S. Mize
JOHN H. LARSON		JAMES S. MIZE
County Counsel		EXECUTIVE OFFICER

By	/s/ [ILLEGIBLE]
Deputy

[ILLEGIBLE]
2/10/83		I hereby certify that pursuant to Section 25103, of the Government Code, delivery of this document has been made.

[SEAL]			JAMES S. MIZE
Executive Officer-Clerk of
the Board of Supervisors

			By	/s/ Marcia Fredrickson
Deputy

CLERK’S CERTIFICATE

STATE OF CALIFORNIA	)
) SS:
COUNTY OF LOS ANGELES	)

On February 6, 1969 the Board of Supervisors for the County of Los Angeles adopted a resolution pursuant to Section 25103 of the Government Code which authorized the use of facsimile signatures of the Chairman of the Board on all papers, documents or instruments requiring his signature.

The undersigned hereby certifies that on this 8th day of March, 1983, the facsimile signature of MICHAEL D. ANTONOVICH Chairman of the Board of Supervisors of the County of Los Angeles was affixed hereto as the official execution of this document. The undersigned further certifies that on this date, a copy of the document was delivered to the Chairman of the Board of Supervisors of the County of Los Angeles.

In witness whereof, I have also hereunto set my hand and affixed my official seal the day and year above written.

RICHARD A. SCHOENI, Assistant
Executive Officer of the Board of
Supervisors of Los Angeles County

By:	/s/ Marcia Frederickson
Deputy

PUBLIC AGENCY ACKNOWLEDGEMENT

STATE OF CALIFORNIA	)
) SS:
COUNTY OF	)

                On June 15, 1983, before me, the undersigned, a notary public in and for said county and state, personally appeared Marcia Frederickson, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument, as a Deputy of the Clerk of the Board of Supervisors of Los Angeles County, and acknowledged to me that such Clerk of the Board of Supervisors of Los Angeles County executed the same.

WITNESS my hand and official seal

(Seal)

/s/ Georgette Waugh

OFFICIAL SEAL

GEORGETTE WAUGH

[ILLEGIBLE]

LOS ANGELES COUNTY

[ILLEGIBLE]

EXHIBIT B
EXHIBIT C
[redacted]
MASTER DEVELOPMENT PLAN
FRANK G. BONELLI REGIONAL COUNTY PARK

EXHIBIT B

Beginning at the northwest corner of Exhibit “A” the boundary will extend west along the road right-of-way of San Diana Avenue to the 210 Freeway right-of-way. From that point the boundary will follow the freeway right-of-way southerly to Coordinate

E. 4,342,650
N. 4,144,960

Boundary will then extend east to Coordinate

E. 4,343,770
N. 4,144,960

than to Coordinate

E. 4,344,500
N. 4,144,980

Boundary will then parallel old San Diana road northerly to Coordinate

E. 4,344,540
N. 4,145,450

Continuing in a northeast direction boundary will continue to Coordinate

E. 4,344,886
N. 4,145,220

then directly north to exist chain link fence on south boundary of the swim park.

EXHIBIT “C”

Beginning at Coordinate	E. 4,344,500 Boundary will extend south parallel
N. 4,144,960
to Old San Diana Road to the east side of Westlake Park Road and follow
said park road to Coordinate	E. 4,344,960 then west to Coordinate	E. 4,344,400
N. 4,143,890	N. 4,143,750
then southwest to Coordinate	E. 4,343,830
N. 4,143,320

At this point the boundary will be defined by projecting a line established by an angle north 54[ILLEGIBLE] West, which will extend
to the 210 Freeway right-of-way, follow the right-of-way north to Coordinate	E. 4,342,850 then east
N. 4,144,960

to Coordinate	E. 4,343,770 and then to Coordinate	E. 4,344,500
N. 4,144,960	N. 4,144,960

Exhibit “D”

THE BONELLI FAMILY WATERPARK:

CONCEPTS AND DESCRIPTIONS

MAIN PAVILLION

Entry to the swimpark area is through the main pavillion.  Patrons will find everything needed to enjoy a full day of water activities.  At the Swim Wear Boutique, adjacent to the Food Faire, pleasant and helpful staff will assist park patrons to satisfy their every need.

A single paid admission to the swimpark area permits one to enjoy every attraction as often as desired throughout the day ... but the excitment is just beginning.

SWIMMING LAGOON AND WAVE COVE

At the heart of the waterpark is the Swimming Lagoon and Wave Cove.  This lushly landscaped central area is surrounded by a myriad of activities.  There are cascading waterfalls to swim through, rope swings and cable slides just like the old swimming hole, water cannons to squirt at one’s favorite friend with, diving cliffs, mini-slides, a water volleyball court, and palm covered islands to just lay on and rest.  The lagoon will be surrounded by white sand beaches.  A terraced stone tropically landscaped viewing area will provide spectator seating.  An old fashioned wooden boardwalk will access all of the areas around the lagoon.

Just beyond the central island, the Wave Cove replicates an ocean beach with breaking waves.  These waves will vary from two feet to three feet in height, breaking toward the sandy shore approximately 75 feet from the point at which the wave is generated.

The configuration of the Wave Cove is similar to a normal pool in that it has a deep and a shallow end. However, it differs in that the shallow and fans out in an alluvial nature. This widening of our cove will allow the waves generated by the machinery to dissipate, thus enabling people enjoying the cove to choose the size of waves they prefer.

An island separates the Wave Cove from the Swim Lagoon.  This palm covered atoll will serve as a resting place for tired swimmers, as well as an elevated viewing station for our lifeguards.

WATERSLIDES

Waterslide Mountain - an adventurer’s delight.  Those who walk up its winding path will grow with anticipation as they catch glimpses of boys and girls sliding through the twists and turns around the trees below. Slipping into the chute, the ride begins with a rush, through the waterfall, into fast turns, quick drops, and a splashing finale.

Facing off with Waterslide Mountain, in the challenge for the most exciting ride are the Canyon Waterslide and the Fast Slide.  The Canyon Waterslide puts a picturesque touch on a relaxing escape from the everyday would.  But don’t be fooled, its surprise ending is a sight to behold.

For those who seek the feel of real speed the Fast Slide is the choice.  Climb the tower, slip into the chute, and go like gangbusters.  It is one steep, straight drop to the pool below.  Like a race with time, the Fast Slide is the thrill of thrills among the swimpark’s many attractions.

One need not choose which slide to ride but rather which slide to ride first.

ADULT POOL

This is a passive area for adults only, allowing them the opportunity to get away from the hustle and bustle of worldly cares.  A series of hot tubs, spas, and cool dip pools, interspersed with lush vegetation, rocks, and splashing water provide an ideal setting to just relax.  Swim-up bars and saunas are possible (but subject to County approval).

PARTICIPATORY FOUNTAIN

The purpose of the participatory fountain is to allow both adults and youngsters to experience a variety of both passive and active water effects.

CHILDREN’S PLAY POOL

This concept is similar to the participatory fountain on a smaller scale.  Our intention is to design each component of the pool as a new and different experience.  We will emphasize water, while retaining the things kids love to do.  Climbing, crawling, jumping, and splashing become the adventure of imaginative play.

QUALITY OF WATERPARK ENVIRONMENT

Every element of the swimpark complex, including the ample parking area, will receive the utmost attention of the maintenance staff.  A clean, well-groomed park is a pleasure to discover and return to.  The whole idea of relaxation is enhanced by the knowledge that the facilities are clean, safe, and that the staff is well trained in the services they provide and anxious to assist you in having a memorable experience.

WET BAR (ALTERNATIVE LOCATION IN GROTTO)
PATIO OR DECK (BOTH SIDES)
102
104
106
108
110
+° 112-115'
UPPER POOL (JET POOL) WITH BUILT-IN SITTING AREAS AND BUBBLERS.
SPA
WALK
DIP POOL (COLD WATER)
DIP POOL (COLD WATER)
WALK
HOT TUB
EL. 100'-0"
GROTTO BELOW ACCESSIBLE FROM SNORKLE POOL WITH STALAGTITE & STALAGMITE FORMATIONS. COULD ALSO DOUBLE AS SAUNA.
CASCADES, RAPIDS ROCKWORK & VEGETATION SURROUND HOT TUBS AND SPAS.
SNORKLING POOL WITH NATURAL ROCK & VEGETATION ON BOTTOM (MAYBE TROPICAL FISH TOO!?)

83 771074

ADULT POOL CONCEPT (PHASE TWO)

1/16" = 1'-0"

Copyright © 1983 by Environmental Planning Consult...

2 WATER CANNON (CAN ONLY BE OPERATED BY 2 OR MORE PEOPLE)
WATER GUNS
WAR POOL - FOR VERY ACTIVE WATER FIGHTS. GUNS OPERATED BY VALVES OR CRANK FOR WATER PRESSURE.
WATER CURTAIN - HAND OPERATED VALVES.
L.G.
+0'
WATER ORGAN - SERIES OF JETS AND WATERFALLS WHICH ARE CONTROLLED BY VALVES. MAY BE OPERATED BY INDIVIDUAL, FAMILY OR GROUP FOR VERY DRAMATIC EFFECTS.
+5'
+10'
+15'
+0'
+5'
WATERFALLS
UPPER SITTING POOL WITH AERATING BUBBLER IN CENTER
+0'
SERIES OF POOLS, FALLS AND RAPIDS WITH HEAVY VEGETATION AND ROCKWORK.
WATER CURTAIN WITH CAVE OR TUNNEL BEHIND
EFFECTS POOL - SERIES OF 'THEMED' ITEMS WHICH CAN BE MANIPULATED BY HAND SUCH AS 'CHAIN ROLL', "WATER WHEEL" AND 'DIP SPOONS'. CAN BE OPERATED TOGETHER OR SEPARATELY.
POOLS WITH SITTING LEDGES DIRECTLY BELOW WATERFALLS (±3'-0" HIGH) SMALL JETS MAY ALSO BE LOCATED IN WALLS OR ROCKWORK TO SHOOT RANDOM LOW VELOCITY JETS OF WATER.

PARTICIPATORY FOUNTAIN CONCEPT (PHASE TWO)

1/16" = 1'-0"

Copyright © by Environmental Planning Consultants

83 771071

GAME POOL - WITH WATER GAMES & EXPERIMENTS USING LIGHTS, JETS, WATERWHEELS, PADDLES AND VALVES.
WATER CURTAIN
TODDLER POOL WITH SMALL BUBBLERS.
SEAT WALL FOR ADULTS
LABYRINTH POOL - A MAZE SHORT WALLS, POOLS AND RAPIDS WITH BOTTOM & SIDES CONSTRUCTED OF FOAM RUBBER OR STYROFOAM.
UPPER POOL
+6'
+1'
+2'
PARTICIPATORY JET FOUNTAIN WITH RANDOMLY SEQUENCED GEYSER, CASCADE, FOG AND SPRAY JETS SUBMERGED BELOW WATER.
A SERIES OF WATER SLIDES, CASCADES, RAPIDS AND STAIRS FROM UPPER POOL TO LOWER POOLS WITH SOME ROCKWORK & LANDSCAPING.
WATER SLIDE
GUN POOL
WATER GUN
TUBE RIDE-WITH FAST MOVING & BUBBLING WATER ALL AROUND. RANDOM JETS MAY SHOOT OUT OF ROCKWORK
STEPPING STONES THRU CASCADE.

83 771071

KIDDIE POOL CONCEPT (PHASE TWO)

1/16" = 1'-0"

Copyright © 1983 by Environmental Planning Consultants

THE FOOD FAIRE

With all these activities, everyone is bound to work up an appetite.  Fresh fruit carts, juices, and barbequed Polynesian delights will offer satisfaction to those desirous of a hearty meal or just a quick snack.

Our food operation will emphasize the freshest, highest quality, most wholesome food available.  We feel that people enjoying either the waterpark or picnicing by the lake should have the opportunity to enjoy good food.  By serving such items as fresh ground beef in our hamburgers, and all beef hot dogs, we can accomplish this end. Fresh tropical fruits and juices will highlight our healthy approach to food service.

Furthermore, it will be our objective to provide good food at affordable prices.  For this reason the swimpark food concession is not intended as a major profit center.  Wholesome, top-quality food is expensive to make; however, we feel that the additional cost of serving superior food is justified by the goodwill generated among our patrons.

Additionally, to tie into our waterpark group sales concept, special catered picnics will be offered.  These events will be packaged plans and will give the guest full use of the waterpark as well as a choice from an assortment of savory menus.

Two of the great bills of fare we will offer our group guests are:

1.             THE “WESTERN CHUCKWAGON BUFFET”

Spare Ribs & Barbequed Chicken

Mixed Green Salad

Corn-On The-Cob

Potato Salad

Carrot Salad

Fresh Fruit Salad

Baked Beans

Hot Rolls & Beverage

2.             THE “TAHITIAN LUAU BUFFET”

Sweet & Sour Ribs, Chicken Polynesian

Beef Teriyaki

Tahitian Pineapple Sweet Potatoes

Hawaiian Vegetables

Tropical Fruit Salad

Bananas & Coconut

Fried Rice & Noodles

Wonton & Beverage

As a footnote, the price of package plans will vary depending on the menu a group selects, and the actual member of guests in the group.

DESCRIPTION:

PARCEL 1:

THAT PORTION OF TRACT NO. 17[ILLEGIBLE]6, SHEET NO. 2 IN THE CITY OF SAN DIMAS, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON MAP FILED IN BOOK 22 PAGES 38 AND 39 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND THAT PORTION OF TRACT NO. 1796, SHEET NO. 3, IN SAID CITY, AS SHOWN ON MAP FILED IN BOOK 22 PAGES 42 AND 43 OF SAID MAPS, WITHIN THE FOLLOWING DESCRIBED BOUNDARIES:

COMMENCING AT THE EASTERLY TERMINUS OF THAT CERTAIN COURSE OF NORTH 75 DEGREES 00 MINUTES 00 SECONDS EAST 1537.46 FEET IN THE CENTER LINE OF THAT CERTAIN 60.00 FOOT STRIP OF LAND DESCRIBED IN PARCEL 5[ILLEGIBLE] OF LIS PENDENS RECORDED AS DOCUMENT NO. 24[ILLEGIBLE]2 ON AUGUST 6, 1968 IN BOOK M-2941 PAGE 387, OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY; THENCE SOUTH 74 DEGREES 59 MINUTES 27 SECONDS WEST ALONG SAID CERTAIN COURSE 443.95 FEET; THENCE SOUTH 23 DEGREES 3[ILLEGIBLE] MINUTES 15 SECONDS WEST 3[ILLEGIBLE].41 FEET TO A POINT IN THE SOUTHERLY BOUNDARY OF SAID CERTAIN [ILLEGIBLE]0.00 FOOT STRIP OF LAND SAID POINT BEING THE TRUE POINT OF BEGINNING; THENCE CONTINUING SOUTH 23 DEGREES 3[ILLEGIBLE] MINUTES 15 SECONDS WEST [ILLEGIBLE] FEET TO A POINT DISTANT SOUTH 23 DEGREES 3[ILLEGIBLE] MINUTES 15 SECONDS WEST THEREON 12[ILLEGIBLE].0[ILLEGIBLE] FEET FROM SAID CERTAIN COURSE; THENCE SOUTH 50 DEGREES 52 MINUTES 32 SECONDS WEST 556.54 FEET; THENCE SOUTH 34 DEGREES 13 MINUTUES 30 SECONDS EAST 362.71 FEET; THENCE SOUTH 25 DEGREES [ILLEGIBLE] MINUTES 50 SECONDS EAST [ILLEGIBLE] FEET; THENCE SOUTH 7 DEGREES 17 MINUTES 32 SECONDS WEST [ILLEGIBLE] FEET; THENCE SOUTH 53 DEGREES 5[ILLEGIBLE] MINUTES 17 SECONDS WEST 132.[ILLEGIBLE] FEET; THENCE SOUTH 23 DEGREES 53 MINUTES 0[ILLEGIBLE] SECONDS EAST 1[ILLEGIBLE]9.2[ILLEGIBLE] FEET; THENCE SOUTH 61 DEGREES 36 MINUTES 49 SECONDS EAST 261.09 FEET; THENCE SOUTH [ILLEGIBLE]1 DEGREES 11 MINUTES 24 SECONDS EAST 211.32 FEET; THENCE NORTH 40 DEGREES 22 MINUTES 21 SECONDS EAST 161.28 FEET; THENCE NORTH 69 DEGREES 51 MINUTES 0[ILLEGIBLE] SECONDS EAST 362.[ILLEGIBLE]5 FEET; THENCE NORTH 57 DEGREES 06 MINUTES 56 SECONDS EAST 140.00 FEET; THENCE NORTH 72 DEGREES 36 MINUTES 56 SECONDS EAST 157.00 FEET; THENCE SOUTH 77 DEGREES 23 MINUTES 04 SECONDS EAST 253.00 FEET TO THE WESTERLY BOUNDARY OF THAT CERTAIN 60 FOOT STRIP OF LAND DESCRIBED IN DEED TO COUNTY OF LOS ANGELES FOR SAN DIMAS AVENUE (FORMERLY SAN DIMAS-SPADRA ROAD), RECORDED ON MAY 1[ILLEGIBLE], 1935 IN BOOK 13459 PAGE 67 OF SAID OFFICIAL RECORDS; THENCE NORTHERLY AND NORTHEASTERLY ALONG SAID SAN DIMAS AVENUE TO THE MOST NORTHERLY CORNER OF SAID CERTAIN 60 FOOT STRIP OF LAND SAID MOST NORTHERLY CORNER BEING THE SOUTHWESTERLY TERMINUS OF THAT CERTAIN COURSE OF SOUTH 25 DEGREES 50 MINUTES 10 SECONDS WEST [ILLEGIBLE]5.46 FEET IN THE NORTHWESTERLY BOUNDARY OF SAN DIMAS AVENUE, AS SHOWN ON COUNTY SURVEYOR’S MAP NO. [ILLEGIBLE]-5071. ON FILE IN THE OFFICE OF THE COUNTY ENGINEER OF THE COUNTY OF LOS ANGELES; THENCE NORTHEASTERLY, NORTHERLY AND NORTHWESTERLY ALONG SAID SAN DIMAS AVENUE, TO THE SOUTHWESTERLY BOUNDARY OF THAT CERTAIN 60 FOOT STRIP OF LAND DESCRIBED IN DEED TO COUNTY OF LOS ANGELES FOR SAN DIMAS AVENUE (FORMERLY SAN DIMAS-SPADRA ROAD), RECORDED AS DOCUMENT NO. 10[ILLEGIBLE]0 ON FEBRUARY 2, 1931 IN BOOK 10633, PAGE [ILLEGIBLE] OF SAID OFFICIAL RECORDS; THENCE NORTHWESTERLY, NORTHERLY AND NORTHEASTERLY ALONG THE SOUTHWESTERLY, WESTERLY AND NORTHWESTERLY BOUNDARIES OF SAID LAST MENTIONED CERTAIN 60 FOOT STRIP OF LAND TO THE EASTERLY LINE OF LOT 12, SAID TRACT NO. 1796, SHEET NO. 2; THENCE NORTHERLY ALONG SAID EASTERLY LINE AND ITS NORTHERLY PROLONGATION TO A CURVE CONCENTRIC WITH AND 20 FEET SOUTHEASTERLY MEASURED RADIALLY FROM THAT CERTAIN [ILLEGIBLE] FOOT RADIUS CURVE IN THE EASTERLY, SOUTHEASTERLY AND SOUTHERLY BOUNDARIES OF LOT 13, SAID LAST MENTIONED TRACT; THENCE SOUTHWESTERLY AND WESTERLY ALONG SAID CONCENTRIC CURVE TO A LINE PARALLEL WITH AND 20 FEET SOUTHERLY, MEASURED AT RIGHT ANGLES, FROM THAT CERTAIN COURSE OF SOUTH 77

EXHIBIT “A”

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AMENDMENT NO. 1 TO CONCESSION AGREEMENT NO. 43893

FOR CONSTRUCTION, MAINTENANCE AND OPERATION OF A PLANNED

RECREATIONAL DEVELOPMENT AT

FRANK G. BONELLI REGIONAL COUNTRY SWIM PARK

This Amendment to Consession Agreement made this 6th day of May, 1986,

BY AND BETWEEN	COUNTY OF LOS ANGELES, a body corporate and politic, hereinafter referred to as "County",

AND	RAGING WATERS, a partnership, and BRYANT L. MORRIS, an individual, hereinafter referred to as "Concessionaire",

WITNESSETH:

WHEREAS, pursuant to Concession Agreement No. 43893 hereinafter referred to as the Concession Agreement, Specialty Villages, a general partnership and Bryant L. Morris, a general partner, were granted the right to construct; operate and maintain a planned recreational development at Frank G. Bonelli Regional County Swim Park; and

WHEREAS, on May 5, 1983 Specialty Villages, a general partnership and Bryant L. Morris, a general partner, consented to an assignment of the Concession Agreement to Raging Waters, a partnership, and Bryant L. Morris, an individual; and

WHEREAS, the Concessionaire has used its best efforts but may be unable to acquire the required ONE MILLION DOLLARS ($1,000,000) insurance coverage due to the current industry-wide insurance crisis; and

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WHEREAS, both parties agree that the aforementioned circumstances (1) are beyond the control of the Concessionaire and (2) were unknown to either the County or the Concessionaire at the commencement of the contract term; and

WHEREAS, the cost of commercial insurance, if available, will impose a substantial and harsh burden on the Concessionaire, and

WHEREAS, if Concessionaire obtains the required ONE MILLION DOLLAR ($1,000,000) commercial insurance coverage per Contract No. [ILLEGIBLE], County is agreeable to modify the rent provisions; and

WHEREAS, there is further need to modify the insurance requirements of the Concession Agreement to allow the Concessionaire to self-insure for third party liability on its concession operations;

NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions set forth herein, the parties hereto and each of them do agree as follows:

1.                                       OPERATIVE DATE

The effective date of this amendment shall be the date of approval thereof by the Board of Supervisors, and shall continue for one (1) year and at the option of the Director from year to year thereafter unless otherwise modified or terminated by the Director.

2.                                       PAYMENT

Subparagraph 4.01(c) is added as follows:

“c. Notwithstanding the provisions set forth above, Concessionaire shall only pay percentage rent calculated on gross receipts received by Concessionaire in excess of ONE MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($1,250,000) during each contract year.”

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3.                                       RENTAL CREDIT

Paragraph 8.07 is added as follows:

“8.07 Notwithstanding the provisions set forth above, Concessionaire shall be allowed reimbursement of the applicable rental credit and County’s rent credit obligation shall not be reduced as determined hereinabove during the term of this amendment.”

4.                                       INDEMNIFICATION

Nothing in these provisions shall relieve Concessionaire of the obligation to indemnify and defend County as set forth in paragraph 14.

5.                                       INSURANCE

5.01 Paragraph 15.01 is hereby deleted and the following paragraph is substituted therefore:

“15.01 Concessionaire shall purchase on or before commencement of the Concession, policies of liability and worker’s compensation insurance from companies authorized to transact business in the State by the Insurance Commissioner thereof. In lieu thereof, Concessionaire may establish a program of funded self insurance, upon notification and approval by the County Risk Manager, for comprehensive general liability covering its operation herein.

5.02 Paragraph 15.04 is hereby deleted.

6.                                       RATIFICATION

All other terms, conditions, covenants and promises of the Concession Agreement not affected by the provision of this supplemental agreement shall remain in full force and effect and are hereby reaffirmed.

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IN WITNESS WHEREOF, Concessionaire has executed this agreement, or, caused it to be duly executed, and County of Los Angeles, by order of its Board of Supervisors, has caused this agreement to be executed on its behalf by the Chairman of said Board and attested by the Executive Officer-Clerk of the Board on the day and year above written.

CONCESSIONAIRE

RAGING WATERS, a partnership
BRYANT L. MORRIS, an Individual

	By:	RAGING WATERS, INC.
a California Corporation

	By:	/s/ Bryant L. Morris
BRYANT L. MORRIS, President
and as an Individual

COUNTY OF LOS ANGELES

[SEAL]
	By	/s/ [ILLEGIBLE]
Chairman, Board of Supervisors

ATTEST:		ADOPTED
BOARD OF SUPERVISORS
LARRY J. MONTEILH,		COUNTY OF LOS ANGELES
Executive Officer-Clerk of
the Board of Supervisors		MAY 06 1986
/s/ Larry J. Monteilh
By	/s/ [ILLEGIBLE]	LARRY J. MONTEILH
	Deputy	EXECUTIVE OFFICER

APPROVED AS TO FORM

DEWITT W. CLINTON
County Counsel

By	/s/ [ILLEGIBLE]
Deputy

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NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions set forth herein, the parties hereto and each of them do agree as follows:

1.                                       PAYMENT

1.01 Paragraph 4.04 of the Concession Agreement is amended to provide that “Payment shall be made to the Auditor-Controller on or before the fifteenth (15th) day of the calendar month following each month of the term provided herein. Payment may be made by check or draft issued and payable to the Department of Parks and Recreation, County of Los Angeles, and mailed or otherwise delivered to said office at [ILLEGIBLE] South Vermont Avenue, Los Angeles, California 90020, Attention: Fiscal Division. A late payment charge of two percent (2%) per month shall be added to any late payment received by the Auditor-Controller after the last day of the calendar month in which payment is due. However the penalty herein provided may be waived, whenever the Director finds it’s payment excusable by reason of extenuating circumstances. County shall not be obligated at any time during the term herein provided to notify Concessionaire of the accumulation of late payment penalties.

2.                                       RATIFICATION

2.01 All other terms, conditions, covenants and promises of the Concession Agreement not affected by the provisions of this Amendment to the Concession Agreement shall remain in full force and effect and are hereby reaffirmed.

3.                                       OPERATIVE DATE

3.01 The effective date of this Amendment shall be the first day of the month next succeeding the date of execution thereof by the County.

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IN WITNESS WHEREOF, Concessionaire has executed this Amendment, or caused it to be duly executed, and County of Los Angeles, by order of its Board of Supervisors, has caused this Amendment to the Concession Agreement to be executed on its behalf by the Director, Department of Parks and Recreation, or an authorized representative thereof and attested by the Executive Officer-Clerk of the Board thereof, on the day and year first above written.

CONCESSIONAIRE

By	/s/ Bryant L. Morris
RAGING WATERS, a partnership

By	/s/ Bryant L. Morris
BRYANT L. MORRIS, an individual

COUNTY OF LOS ANGELES

By	/s/ Ralph S. Cryder
Ralph S. Cryder, Director
Department of Parks and Recreation

APPROVED AS TO FORM:

DE WITT W. CLINTON
County Counsel

By	/s/ [ILLEGIBLE]
Deputy

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SUPPLEMENT 3

AMENDMENT NUMBER 3 TO CONCESSION AGREEMENT
NUMBER 43893 FOR CONSTRUCTION, MAINTENANCE AND OPERATION
OF A PLANNED RECREATIONAL DEVELOPMENT AT
FRANK G. BONELLI REGIONAL COUNTY SWIM PARK

THIS AMENDMENT TO CONCESSION AGREEMENT, made this 5th day of December, 1989.

BY AND BETWEEN
COUNTY OF LOS ANGELES, a body
corporate and politic hereinafter

referred to as “County”
AND
RAGING WATERS, a California
Partnership, hereinafter referred
to as “Concessionaire”.

W I T N E S S E T H:

WHEREAS, the Concessionaire has satisfactorily performed pursuant to a Concession Agreement dated March 8, 1983; and

WHEREAS, Concessionaire and County are committed to continuing to provide quality services and facilities to the public; and

WHEREAS, Concessionaire and County are in agreement that the modifications set forth below will assure high quality services and facilities;

NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions set forth herein, the parties hereto and each of them do agree as follows:

1.                                     CONCESSION GRANTED

Paragraph 1 is hereby deleted and the following paragraph is substituted therefore:

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“1.01                     Concessionaire is hereby authorized to lease the premises as described herein, operate a planned recreation development, charge admission and parking fees, sell food and beverages and merchandise, and engage in other such activities that promote family recreation and entertainment as may be hereinafter approved by the Director.”

2.                                       CONCESSION PREMISES

Paragraph 2.01 is hereby deleted and the following paragraph is substituted therefore:

“2.01                     The concession shall be conducted on the lands described in Exhibit 1 attached hereto, that are hereby leased, let and hired for use as a planned recreational development. Further, references in this amendment and in agreement Number 43893 to Exhibit A shall be deemed Exhibit 1 Area A and references to Exhibit B shall be deemed Exhibit 1 Area B.”

2.5                                 OPTION

Sub-paragraph 2.15.16 is hereby deleted.

3.                                       TERM

Paragraph 3.01 is hereby deleted and the following paragraph is substituted therefore:

“3.01                     The term of the concession shall be for a period commencing March 8, 1983 and ending December 31, 2009.”

Paragraph 3.02 is hereby deleted and the following paragraph is substituted therefore:

“3.02                     In the event Concessionaire holds over beyond the term herein provided with the consent, expressed or implied of County, such holding shall be from month-to-month only, subject to the conditions of this agreement; shall not be a renewal thereof; and shall be at the monthly compensation provided

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herein. Concessionaire shall have the option to renew this agreement for an additional consecutive twenty-five (25) year term on the same terms and conditions as set forth in this agreement. In the event Concessionaire intends to exercise said option, written notice thereof shall be provided to the Director at least three (3) years and one hundred and eighty (180) days prior to the expiration date of the term provided for herein.”

4.                                       PAYMENT

Paragraph 4.01 is deleted and the following paragraphs are hereby substituted therefore:

“4.01                     Concessionaire shall pay County for the concession and use granted herein the greater of the following amounts:

a.                                       Four Hundred Fifty Thousand Dollars ($450,000) per year;

or

b.                                      A percentage of the [ILLEGIBLE] gross receipts from admission fees, the sale of food and beverage, video game machines, vending machines, merchandise, parking, facility rental, equipment rental and any and all other sales, fees, rentals and services for the term of this concessions and any extension thereof as follows:

1)                                      Operational year commencing on January 1, 1990, through December 31, 1999 – six and one–half percent (6 1/2%);

2)                                      Operational year commencing on January 1, 2000, and thereafter – seven percent (7%).

c.                                       When the Director and Concessionaire find that a percentage of gross receipts is not suitable or applicable for a particular activity not otherwise provided for herein, the Director may establish an annual minimum amount or a percentage as payment for the privilege of

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engaging therein.  Said amount shall be set by mutual consent of the Director and the Concessionaire and shall be reasonable in accordance with the revenue to be generated therefrom.”

d.             The percentage(s) of the monthly gross receipts and/or annual minimum provided for herein shall be subject to readjustment upon demand therefore by either party within ninety (90) days next preceding the first annual anniversary date of this agreement.  Thereafter, said percentage(s) and/or annual minimum shall be subject to readjustment upon demand therefor by either party within ninety (90) days of the end of every two (2) year period following said anniversary date for the remainder of the term herein provided.  Said percentage(s) and/or annual minimum shall be readjusted by mutual agreement within thirty (30) days of demand therefor; and in the absence thereof, by submission of the controversy thereon to arbitration under the Commercial Arbitration Rules of the American Arbitration Association, except as hereinafter modified; the locale for the arbitration shall be within the City of Los Angeles; the sole issue for determination by the arbitrator shall be the fair rental value for the concession and use granted herein in accordance with the terms and conditions therefor as specified herein; and the expenses subject to assessment by the arbitrator shall be borne equally by the parties.  In the event the final determination of the percentage(s) and/or annual minimum subject to readjustment is delayed beyond the date for commencement thereof, Concessionaire shall continue to make monthly payments based upon the percentage(s) and annual minimum of the preceding period; the final determination thereof shall be retroactive to the anniversary date therefor; and proper adjustment shall be made for payments made during said interim based upon the preceding amounts therefor with any

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overpayment being credited against future rentals reserved and any delinquency being paid on or before the twenty-fifth (25th) day of the month next succeeding the date of final determination.”

e. [ILLEGIBLE] See Amd 3A p.3

Paragraph 4.02 is hereby deleted and the following paragraph is hereby substituted therefore.

“4.02       Payment shall be made to County’s Department of Parks and Recreation on or before the fifteenth (15th) day of the calendar month following each month of the term provided for herein. Payment shall be made by check or draft issued and payable to the County of Los Angeles Department of Parks and Recreation, and mailed to the County of Los Angeles, Department of Parks and Recreation, c/o Treasurer-Tax Collector, P.O. Box 54927, Los Angeles, California 90054-0927 or such other place as may hereafter be designated in writing to the Concessionaire. A late payment charge of two percent (2%) per month shall be added to any late rental payment that is received after the last day of the calendar month in which payment is due. However, the late payment charge herein provided may be waived whenever the Director, upon appeal by Concessionaire, finds the late payment excusable by reason of extenuating circumstances. County shall not be obligated at any time during the term provided herein to notify the Concessionaire of the accumulation of late payment charges.”

Paragraph 4.03 and 4.04 are hereby deleted.

5.             ACCOUNTING RECORDS

No revisions.

6.             REQUIRED CONSTRUCTION

No revisions.

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7.             ADDITIONAL CAPITAL IMPROVEMENT

Paragraph 7 is hereby deleted and the following paragraph is substituted therefore:

“7.01       Director and Concessionaire shall agree from time to time that various capital improvement(s) mutually agreed upon, shall be completed by Concessionaire on the land described in Exhibit 1 Area A as necessary to improve and/or insure the useability of the premises. The Concessionaire agrees and understands that the authorization granted by County of a portion of gross receipts for the purpose of providing capital improvement funding as set forth below is based upon the County’s intention that expenditures will be directed to capital improvements authorized by this paragraph. Further, the Concessionaire agrees and understands that the funding allocation as set forth in this paragraph is the sole source of revenue from the County for said projects. In no event shall monies paid to County, pursuant to paragraph 4 above, be utilized for expenditures authorized under this paragraph. By way of definition, these capital improvements shall include those items and costs associated with the design, engineering, permitting, bonding, financing, and construction including but not limited to labor, material and supervision for:

a.             New rides, landscaping, attractions, and parking areas;

b.             Improvements which result in an increase of in-park revenue such as additional food facilities, retail shops, games and picnic facilities;

c.             Rehabilitation of an existing ride, landscaping, attraction, parking area, food facility, retail shop, game and picnic facility, but only to the extent that such rehabilitation is adding a new improvement to an existing fixture and is not for maintenance purposes.

d.             Improvements which increase the safety and security of park patrons and employees.

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7.02         An annual Capital Improvement Program for such additional capital improvements shall be prepared by Concessionaire and approved by the Director and shall indicate the description of the improvements to be made, the estimated improvement costs, and the projected time frame for commencement and completion of the improvement.

7.03         Prior to commencement of construction, Concessionaire shall submit to Director for reasonable approval all plans, specifications and construction cost estimates for the improvements to be constructed upon the demised premises. Within twenty-one (21) business days of submittal, Director shall notify Concessionaire as to Capital Improvement Program approval in part or in whole with comment and recommendation for those parts not approved. Director shall signify acceptance or rejection by delivering to Concessionaire, within said period, as reviewed Capital Improvement Program submittal with each page marked “approved” or “rejected”, as the case may be, and initiated by Director. If Director does not deliver a reviewed Capital Improvement Program so marked to Concessionaire within this period of time, it shall be deemed that County has accepted the Capital Improvement Program in its entirety. Upon approval by Director, no modification of said plans, specifications, or improvements, including landscaping, shall be made by Concessionaire without further approval thereof by the Director. Concessionaire agrees that County may have on the site at any time during the construction improvement period an inspector who shall have the right of access to the premises and the construction work.

7.04         The parties agree that any delay in the construction due to fire, earthquake, war, labor dispute or other events beyond the control of Concessionaire shall extend the time in which said construction must be completed by the length of time of such delay.

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7.05         Concessionaire shall construct, perform, complete and maintain all construction and installations covered by this agreement in a good and workmanlike manner and with high quality materials, and shall furnish all tools, equipment, labor and material necessary to perform and complete the same, and hereby expressly warrants that all said materials and workmanship will be free from defects.

7.06         It is understood that the construction and/or improvements required herein may, at the discretion of Concessionaire, be constructed in phases, each phase being separated from the other by a period of time to be mutually agreed upon by Concessionaire and the Director. In no event shall the phasing of the construction required herein extend the completion thereof beyond the date heretofore provided. Should the required construction be phased as herein provided, diligent prosecution thereof shall require commencement of each phase on or before the date selected for commencement thereof.

7.07         Commencing with the operational year starting on January 1, 1990, Concessionaire agrees to retain six and one-half percent (6 1/2%) of gross receipts for purposes of reinvestment into additional capital improvements as contemplated pursuant to this paragraph. The amounts so retained are hereinafter referred to as Retained Capital Improvement Funds. Additionally, Concessionaire agrees to submit, within sixty (60) days of the end of each operational year a report of, final costs verifying expenditures of any and all Capital Improvement Projects authorized herein.

7.07.01    Commencing with the operational year starting on January 1, 2000, and thereafter, Concessionaire shall retain six percent (6%) of gross receipts for purposes of reinvestment into capital improvements. Additionally, Concessionaire shall increase the rent payment to County, as provided in paragraph 4, to seven percent (7%) of gross receipts.

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7.08         It is understood that Concessionaire is not required to spend the Retained Capital Improvement Funds as earned. Beginning with the effective date of this amendment, rather, Concessionaire may accumulate up to three (3) years of Retained Capital Improvement Funds prior to spending such funds for a Capital Improvement. If Concessionaire fails to expend all funds accumulated including the interest earned thereon, if any, within six (6) months following the ending of said three (3) year period, the remaining funds shall be paid to County by Concessionaire within thirty (30) days upon demand. For example, if Concessionaire fails to expend any or all of the Retained Capital Improvement Funds for the operational years 1990, 1991 and 1992, said funds shall be paid to and retained by County.

7.09         Concessionaire, at its option, may choose to spend in excess of the monies accumulated in the Retained Capital Improvement Fund, whereupon, Concessionaire shall receive a credit in like amount as against future required funding to the Retained Capital Improvement Fund. Notwithstanding this provision, Concessionaire shall not be entitled to reimbursement from the Retained Capital Improvement Fund for capital improvement credit that is outstanding as of the commencement of the final three (3) year period of this agreement. Additionally, at the commencement of said final three (3) year period, all unexpended funds shall be paid to and retained by County.

7.10         In lieu of retaining Capital Improvement Funds during the final three (3) years of this Agreement and in addition to the rent provided for in paragraph 4.01, Concessionaire shall increase the rent due to the County by an amount equal to the required funding of the Retained Capital Improvement Fund. However, in the event Concessionaire exercises the option as set forth in paragraph 3.02, Concessionaire may continue to utilize Retained Capital Improvement Funds as authorized herein.

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8.             RENTAL CREDIT

Paragraph 8 is hereby deleted.

9.             BONDS

No revisions.

10.           OPERATING RESPONSIBILITIES

Paragraph 10.05 is hereby deleted and the following paragraph is substituted therefore:

“10.05     Signs

a.             Concessionaire shall not post signs or advertising matter that shall be visible to the public outside the concession premises unless prior approval therefor is obtained from the Director.

b.             Director reserves the right to request Concessionaire to remove or repair Concessionaire’s signs or advertising material, whether or not visible to the public from any location within or outside of the concession premises, that he reasonably deems objectionable.”

Paragraph 10.07 is deleted and the following subparagraphs are hereby substituted therefore:

“10.07     Concession Staff

10.07.01  Concessionaire shall maintain an adequate and proper staff. The Director may at any time give Concessionaire written notice to the effect that the conduct or action of a designated employee of Concessionaire is, in the reasonable belief of the Director, detrimental to the interest of the public patronizing the premises. Following Director’s written notice therefor Concessionaire shall, at Director’s discretion: (1) terminate such employee’s work assignment at Raging Waters, or (2) Concessionaire shall meet with

10

representatives of the Director to consider the appropriate course of action with respect to such matter and Concessionaire shall take reasonable measures under the circumstances to assure the Director that the conduct and activities of Concessionaire’s employee will not be detrimental to the interest of the public patronizing the premises.

10.07.02  Concessionaire shall designate one member of the staff as the Concession Manager with whom County may deal on a daily basis. County prefers that the Concession Manager be an officer or partner. Any other persons selected by Concessionaire as Concession Manager shall be skilled in the management of businesses similar to the Concession and shall be subject to approval by the Director. The Concession Manager shall devote substantial time and attention to the operation of the Concession and render such services and convenience to the public as are required. The Concession Manager shall be fully acquainted with the Concession; familiar with the terms and conditions prescribed therefor by this agreement; and authorized to act in the day-to-day operation thereof. Concessionaire shall file with the Director a certificate for each member of the food Concession staff showing that within the last two (2) years such person has been examined and has been found to be free of communicable tuberculosis. “Certificate” means a document signed by the examining physician and surgeon who is licensed under Chapter 5 (commencing with Section 2000), Division 2 of the State Business and Professions Code, or a notice from a public health agency or unit of the Tuberculosis Association which indicates freedom from active tuberculosis.”

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Paragraph 10.08 is deleted and the following paragraph is hereby substituted therefore:

“10.08     Days and Hours of Operation

At a minimum, Concessionaire shall keep the Concession facilities open every day including holidays from June 16, through Labor Day, except during periods of inclement weather, each year during the term of this agreement. Concessionaire shall have the right to open during such other periods as are economically prudent. The minimum hours of operation shall be 10.00 a.m to 6:00 p.m. each day the Concession facilities are required to be open. Concessionaire shall have the right to extend its operating hours as are economically prudent and are not in violation of any County ordinance. Any changes in the minimum days and minimum hours for operation heretofore prescribed shall be subject to prior approval by the Director.”

Paragraph 10.18 is deleted and the following paragraph is hereby substituted therefore:

“10.18     Concessionaire warrants that it shall fully comply with all laws regarding employment of aliens and others, and that all its employees performing services hereunder meet the citizenship or alien status requirements contained in Federal and State statutes and regulations including, but not limited to, the Immigration Reform and Control Act of 1986 (P.L. 99-603). Concessionaire shall obtain, from all covered employees performing services hereunder, all verification and other documentation of employment eligibility status required by Federal statutes and regulations as they currently exist and as they may be hereafter amended. Concessionaire shall retain such documentation for all covered employees for the period prescribed by law. Concessionaire shall indemnify, defend, and hold harmless, the County, its officers and employees from employer sanctions and any other liability which

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may be assessed against Concessionaire or County or both in connection with any alleged violation of Federal statutes or regulations pertaining to the eligibility for employment of persons performing services under this agreement.”

11.           DESTRUCTION OF CONCESSION PREMISES AND/OR FRANK G. BONELLI SWIM PARK

No revisions.

12.           CONSTRUCTION BY COUNTY AFFECTING CONCESSION PREMISES AND/OR FRANK G. BONELLI REGIONAL COUNTY PARK

No revisions.

13.           SECURITY DEPOSIT

No revisions.

14.           HOLD HARMLESS AND INDEMNIFICATION

Paragraphs 14.01 and 14.02 are deleted and the following paragraph is hereby substituted therefore:

“14.01     Concessionaire agrees to indemnify, defend and save harmless the County and Los Angeles County Flood Control District, their agents, officers ad employees from and against any and all liability, expense, including defense costs and legal fees, and claims for damages of any nature whatsoever, including, but not limited to, bodily injury, death, personal injury, or property damage arising from or connected with Concessionaire’s operations or its services hereunder, including any workers’ compensation suits, liability or expense, arising from or connected with services performed on behalf of Concessionaire by any person pursuant to this agreement.

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Concessionaire’s duty to indemnify the County and Los Angeles County Flood Control District shall survive the expiration or other termination of this agreement.”

15.           INSURANCE

Paragraphs 15.01, through 15.07 inclusive are deleted and the following paragraphs are hereby substituted therein:

“15.01             Without limiting Concessionaire’s indemnification of the County, and Los Angeles County Flood Control District, Concessionaire shall provide and maintain at its own expense during the term of this agreement the following program(s) of insurance covering its operations hereunder. In lieu thereof, Concessionaire may establish a program of funded self insurance, upon notification of and approval by the County Risk Manager, for comprehensive general liability covering its operation herein. Such insurance shall be provided by insurer(s) satisfactory to County’s Risk Manager and evidence of such programs satisfactory to County shall be delivered to the Director on or before the effective date of this agreement. Such evidence shall specifically identify this agreement and shall contain express conditions that County is to be given written notice as least thirty (30) days in advance of any modification or termination of any program of insurance. Such insurance shall be primary to and not contributing with any other insurance maintained by County and, with the exception of Worker’s Compensation Insurance, shall name the County, and the Los Angeles County Flood Control District as additional insureds:

15.01.01          Concessionaire shall provide and maintain the following forms and amounts of insurance:

a.     Liability

Comprehensive General Liability Insurance endorsed for Independent Contractor, Premises-Operations, Products/Completed Operations,

14

Contractual, Broad Form Property Damage, and Personal injury with a combined single limit of not less than ONE MILLION DOLLARS ($1,000,000) per occurrence. If such insurance is written on a Claims Made Form, such insurance shall be endorsed to provide an extended reporting period of not less than five years following termination of this agreement.

b.     Workers’ Compensation

A program of Workers’ Compensation insurance in an amount and form to meet all applicable requirements of the Labor Code of the State of California, including Employer’s Liability with a ONE HUNDRED THOUSAND DOLLARS ($100,000) limit covering all persons providing services by or on behalf of Concessionaire and all risks to such persons under this agreement.

c.     Property Coverage

(1) Real Property - All Risk insurance, including flood, for the full insurable replacement value with a deductible no greater than five percent (5%) for all-risk related coverages and (2) Personal Property-Insurance for the actual cash value against the hazards of fire, theft, burglary, vandalism and malicious mischief.

15.01.02          During the period(s) of construction as required herein, Concessionaire shall provide the following forms and amounts of insurance:

a.     Builder’s All-Risk Insurance

Including flood coverage covering the entire work, against loss or damage until completion and acceptance by the Director. Insurance shall be in an amount for the replacement value of the construction required and endorsed for broad form property damage, breach of warranty, explosion, collapse, and underground hazards. Deductibles not exceeding five percent (5%) of the construction cost will be permitted.

15

b.     Comprehensive General Liability

Insurance endorsed for Independent Contractor, Premises-Operations, Products/Completed Operations, Contractual, Broad Form Property Damage, and Personal Injury with a combined single limit of not less than ONE MILLION DOLLARS ($1,000,000) per occurrence.

c.     Comprehensive Auto Liability

Endorsed for all owned and non-owned vehicles with a combined single limit of at least THREE HUNDRED THOUSAND DOLLARS ($300,000) per occurrence.

d.     Workers’ Compensation

A program of Workers’ Compensation insurance in an amount and form to meet all applicable requirements of the Labor Code of the State of California, including Employer’s Liability with a ONE HUNDRED THOUSAND DOLLARS ($100,000) limit covering all persons providing services by or on behalf of Concessionaire and all risks to such persons under this agreement.

15.02               Failure on the part of Concessionaire to procure or maintain required insurance shall constitute a material breach of contract upon which County may immediately terminate this agreement.

15.03               Conduct of Concessionaire’s operations shall not commence until Concessionaire has compiled with the aforementioned insurance requirements. Further, said operations, whether in whole or in part, shall be subject to suspension by the Director during any period that Concessionaire fails to maintain said policies in full force and effect.

15.04               The specified amount of liability insurance required herein may be subject to renegotiation on an annual basis. Should either party request renegotiation with respect to the amount of liability insurance to be provided,

16

the determination thereof shall be established through mutual negotiations between the parties. Concessionaire shall continue to provide liability insurance in the amount currently being provided pending final renegotiation thereof in the manner heretofore provided.

15.04.01          Subsequent to such renegotiation as hereinbefore described and with the concurrence of County’s Risk Manager and County Counsel, the Director shall prepare and execute, and the Concessionaire shall execute the appropriate amendment to this agreement.

15.05               No cancellation provision in any insurance policy shall be construed in derogation of the continuous duty of Concessionaire to furnish insurance during the term of this agreement. At least thirty (30) days prior to the expiration of any such policy, a signed and complete certificate of insurance, with all endorsements required by this Section, showing that such insurance coverage has been renewed or extended shall be filed with Director.”

16.           TAXES AND ASSESSMENTS

No revisions.

17.           TRANSFERS

Paragraph 17.06 and 17.07 are hereby added as follows:

“17.06             In reference to Section 17.05 hereinbefore, the County’s consent with regard to successive transfers of this concession arising from the exercise of a power of sale of judicial foreclosure or the assignment of the agreement in lieu of foreclosure, pursuant to the terms of a deed of trust previously approved by the County shall not be unreasonably withheld.

17

17.07               In the event Concessionaire shall request the prior written consent of Director to give, assign, transfer or grant control of this agreement pursuant to Section 17.04 above and subsequently the Director gives written consent to the assignment, a transfer fee equal to one percent (1%) of the gross sales price shall be paid to County. Said sum shall be payable to County in full upon the date of transfer or upon the close of the escrow related to this transfer, whichever date occurs first. Prior to Director’s consent to such assignment, the assignor (1) shall deliver to assignee a written schedule of all sums due and owing to County from the assignor with such schedule being in form and content subject to approval of the Director in all respects and (2) shall deliver to Director, as part of the acceptance of the assignment, a written acknowledgement by the assignee that the assignee (a) affirms the sums due and owing to County and (b) accepts responsibility for payment of such sums directly to County.”

18.           NON-DISCRIMINATION AND CIVIL RIGHTS COMPLIANCE

Paragraph 18 is hereby deleted and the following paragraph is substituted therefore:

“18.01             Concessionaire hereby certifies and agrees that it will comply with Title VI of the Civil Rights Act of 1964, Section 504 of the Rehabilitation Act of 1973, the Age Discrimination Act of 1975, Title IX of the Education Amendments of 1972, where applicable, and Title 43, part 17 of the Code of Federal Regulations Subparts A and B, to the end that no persons shall, on the grounds of race, creed, color, national origin, political affiliation, marital status, sex, age or handicap, be subjected to discrimination under the privileges and use granted by this agreement or under any project, program or activity supported by this agreement.

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18.02               Concessionaire certifies and agrees that all persons employed thereby, are and shall be treated equally without regard to or because of race, creed, color, national origin, political affiliation, marital status, sex, age or handicap and in compliance with all federal and state laws prohibiting discrimination in employment, including but not limited to, the Federal Civil Rights Act of 1964; the Unruh Civil Rights Act; the Cartwright Act; and the State Fair Employment Practices Act.

18.03               Concessionaire certifies and agrees that subcontractors, bidders and vendors thereof are and shall be selected without regard to or because of race, creed, color, national origin, political affiliation, marital status, sex, age or handicap.

18.04               All employment records shall be open for inspection and reinspection at any reasonable time during the term of this agreement for the purpose of verifying the practice of non-discrimination by Concessionaire in the areas heretofore described.

18.05               If County finds that any of the above provisions have been violated, the same shall constitute a material breach of contract upon which County may determine to cancel, terminate, or suspend this agreement. While County reserves the right to determine independently that the non-discrimination provisions of this agreement have been violated, in addition, a determination by the California Fair Employment and Housing Department or the Federal Equal Employment Opportunity Commission that Concessionaire has violated State or Federal non-discrimination laws or regulations shall constitute a finding by County that Concessionaire has violated the non-discrimination provisions of this agreement.

18.06               The parties agree that in the event Concessionaire violates the non-discrimination provisions contained herein, County shall, at its option, be

19

entitled to a sum of ONE THOUSAND DOLLARS ($1,000.00) pursuant to California Civil Code 1671 as liquidated damages in lieu of cancelling, terminating or suspending this agreement. Concessionaire further agrees that ONE THOUSAND DOLLARS ($1,000.00) is a reasonable sum under all of the circumstances existing at the time of the execution of this agreement.”

19.           EASEMENTS

No revisions.

20.           CANCELLATION

Paragraph 20.05 is hereby added as follows:

“20.05     With respect to Section 20.04 of this agreement, Director shall provide a Notice of Default to any Lender who holds an approved encumbrance under Paragraph 29.01 hereof, provided that such Lender shall have previously filed a written notice with the Director specifying the Lender’s name, address and amount incumbered. Such Notice of Default shall be provided to the Lender at the same time the Director provides such Notice to the Concessionaire. With regard to any defaults, Director shall not terminate this agreement so long as the Lender, within thirty (30) days of the date of final performance by the Concessionaire in the Notice of Default either (1) cures the default, or (2) pursuant to the terms of paragraph 29.02 infra, institutes proceedings to pursue its remedies in connection with a default on Concessionaire’s loan and thereafter proceeds with due diligence to prosecute such proceedings to a conclusion.”

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21.           EVENTS OF DEFAULT

Paragraph 21.11 is hereby added as follows:

“21.11     Insolvency of Concessionaire

Concessionaire shall be deemed to be insolvent if it has ceased to pay its debts in the ordinary course of business or cannot pay its debts as they become due, whether it has committed the act of bankruptcy or not, or whether insolvent within the meaning of the Federal Bankruptcy law or not.”

22.           WAIVER

No revisions.

23.           RIGHT OF ENTRY

No revisions.

24.           SURRENDER

No revisions.

25.           INTERPRETATION

The following term is hereby added to paragraph 25.03:

“Operational Year”:  Concessionaire’s operational year shall be defined as a calendar year.

The term “Director” as stated in paragraph 25.03 is defined as follows:

“Director”:  Director of Department of Parks and Recreation or an authorized representative thereof.”

26.           ENFORCEMENT

No revisions.

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27.           NOTICES

Paragraph 27.01 is hereby deleted and the following paragraph is substituted therefore:

“27.01     Any notice required to be given under the terms of this agreement or any law applicable thereto may be placed in a sealed envelope, with postage paid, addressed to the person on whom it is to be served and deposited in a post office, mailbox, sub-post office, substation or mail chute, or other like facility regularly maintained by the United States Postal Service. The address to be used for any notice served by mail upon Concessionaire shall be 111 Raging Waters Drive, San Dimas, CA 91773, and Bryant L. Morris, Box 1977, Rancho Santa Fe, CA 92067 or such other place as may hereinafter be designated in writing to the Director by Concessionaire. Any notice served by mail upon County shall be addressed to the Director, Department of Parks and Recreation, 433 South Vermont Avenue, Los Angeles, CA 90020, or such other place as may hereinafter be designated in writing to Concessionaire by the Director. Service by mail shall be deemed complete upon deposit in the above-mentioned manner.”

28.           ENTIRE AGREEMENT

No revisions.

29.           LEASE ENCUMBRANCE

Paragraph 29 is hereby added:

“29.01     County through its Director agrees to execute such documents or concession amendments as are reasonably necessary to consent to the encumbrance of this agreement, leasehold estate, trade fixtures and

22

personalty, by deed of trust, mortgage, chattel mortgage or other security agreement, to a reputable lender (“Lender”), subject only to Director’s reasonable approval of such encumbrance.

29.02       County and Concessionaire agree to incorporate the following language into any consent to encumbrance agreement entered into between County, Concessionaire and Lender.

“a.           County shall not terminate the Concession Agreement or do anything to adversely affect the value of the leasehold interest therein during such time as Lender may cure a default on the Concession Agreement or pursue its remedies in connection with a default on its loan; provided, however, County may suspend the right of Concessionaire to resume operation of the Concession under the Concession Agreement. It is the intent of the parties to preserve the leasehold estate in order to permit a sale of the collateral or an assumption of the obligation and Concession Agreement by another entity pursuant to the terms of this Consent to Encumbrance Agreement, but in so doing to suspend the right of defaulting Concessionaire therein and to preserve any rights, remedies, or damages County or Lender may have against the defaulting Concessionaire to the same extent as though a default had occurred, the Concession Agreement had been terminated, and/or the loan matured.”

b.             Upon institution of foreclosure proceedings by Lender, Lender may request County to extend the Lender additional time to facilitate Lender’s efforts in retaining qualified individuals or entities to assume the operation of the improvements as consistent with the terms of the Concession Agreement. County shall agree to Lender’s request for time extensions conditioned upon: (1) Lender agreeing to keep and maintain the premises, appurtenances and equipment thereon, clean and free of rubbish, graffiti, and

23

other waste matter; (2) Lender providing for the regular and proper minor maintenance of the Concession Premises, equipment, trade fixtures, and landscaping so as to reduce or prevent deterioration thereof (by way of example, Lender would be required to water the landscaping to prevent the loss of plant material, and Lender would be required to repair a leaky valve that threatened to cause immediate damage to property or equipment, however, Lender would not be required to restore chipped for faded paint, or repair equipment or structures that were in need of service but did not pose an immediate threat of damage to person or property); and (3) Lender acting with due diligence to lift or remove any automatic stay in bankruptcy. In the event Concessionaire or its creditors seek to place Concessionaire under the protection of federal or state statute. The time extended shall be increments of ninety (90) days. Lender may request an additional ninety (90) day extension of County’s consent not to terminate, and County shall reasonably agree to such a request so long as County determines that the [ILLEGIBLE] and the legal proceedings hereto are proceeding in good faith and with due diligence, and so long as Lender continues to agree to the aforementioned conditions (1-3). Extensions additional to those previously mentioned shall be at the sole discretion of County.

c.             Upon institution of foreclosure proceedings by Lender, Lender may request of County, for the benefit of a prospective transferee-concessionaire, a readjustment of the percentage and/or annual minimum rent. This readjustment shall be by mutual agreement within thirty (30) days of demand therefor; and in the absence of agreement, by submission of the controversy thereon to arbitration under the Commercial Arbitration Rules of the American Arbitration Association. The locale for arbitration shall be within the City of Los Angeles. The sole issue for determination by the

24

arbitrator shall be the fair rental value for the concession and use granted herein in accordance with the terms and conditions therefor as specified herein. All expenses subject to assessment by the arbitrator shall be borne equally by the parties.

d.             Within ten (10) days of institution of foreclosure proceedings by Lender, Lender and County shall mutually agree upon the selection of an independent, third party appraiser for purposes of establishing Fair Market Liquidated Value of Concessionaire’s assets as encumbered by Lender. This appraiser shall be instructed: (1) to establish Fair Market Liquidated Value for said assets as of the contemplated date of Lender’s acquisition through foreclosure; and (2) to deliver its completed appraisal to Lender and County (by way of the Director) prior to the contemplated date of Lender’s acquisition through foreclosure. Costs of appraisal are to be shared equally by County and Lender. In the event Lender is unsuccessful in attempting to procure a new operator of the concession threshold, and Lender subsequently acquires title or interest to the defaulting Concessionaire’s assets pursuant to foreclosure proceedings by way of deed of trust, mortgage, chattel mortgage or other security agreement which encumbered the Concession Agreement, the leasehold estate created therein, and any improvements, trade fixtures, or personalty appurtenant thereto, Lender agrees to grant to County through the Director, a five work day option to purchase any and all right, title and interest in said assets at Fair Market Liquidated Value as established by the completed appraisal. Said option period is to commence as of the date of County’s receipt of Lender’s written notice to Director of Lender’s acquisition. Exercise of the option by County shall be in writing and delivered to Lender within the five (5) working day period. If the County exercises its purchase option, County shall be obligated to pay Lender the

25

appraised amount within sixty (60) days of its notice of exercise. If County fails to exercise its purchase option within said five (5) working day period, then, Lender may proceed with due diligence in liquidating its assets in accordance with the terms of this agreement.

e.             The remedies provided herein are not exclusive of any other remedy the Lender could pursue in law or in equity, all such remedies being cumulative and not exclusive.

f.              At no time shall Lender indemnify County or Concessionaire or assume any liability or obligation of County or Concessionaire. At all times, shall rent remain an obligation of the defaulting Concessionaire with no recourse to Lender.

29.03       Director shall in no event be required to approve an encumbrance permitted by this provision in connection with any letter of credit the proceeds of which are not expended on capital improvements approved by the Director hereunder.”

30.           RENT CREDIT WAIVER AND AMENDMENT NUMBER 1 NULLIFICATION

Concessionaire agrees that the existing amount of funds consisting of approximately $1.3 million, for previously approved capital improvement projects due and owing as a credit against rent is hereby waived. Further, County and Concessionaire agree that Amendment Number 1, dated May 5, 1986, to Concession Agreement Number 43893 is hereby nullified.

31.           OPERATIVE DATE

The effective date of this amendment shall be January 1, 1990.

26

32.           RATIFICATION

All other terms, conditions, covenants and promises of the Concession Agreement not affected by the provision of this Amendment shall remain in full force and effect and are hereby reaffirmed.

27

IN WITNESS WHEREOF, Concessionaire has executed this Amendment, or caused it to be duly executed, and County of Los Angeles, by order of its Board of Supervisors, has caused this Amendment to the Concession Agreement to be executed on its behalf by the Director, Department of Parks and Recreation, or an authorized representative thereof and attested by the Executive Officer-Clerk of the Board thereof, on the day and year first above written.

CONCESSIONAIRE
RAGING WATERS, a California Partnership

By: Raging Waters, Inc. Managing Partner

		By:	/s/ Bryant L. Morris
Bryant L. Morris
President

COUNTY OF LOS ANGELES

		By	/s/ [ILLEGIBLE]
Chairman, Board of Supervisors

ATTEST:

LARRY J. MONTEILH,
Executive Officer-Clerk of
the Board of Supervisors

By	/s/ Lurona C. Walton		ADOPTED
	Deputy		BOARD OF SUPERVISORS
COUNTY OF LOS ANGELES

APPROVED AS TO FORM:
			53	DEC 05 1989
DEWITT W. CLINTON
County Counsel			/s/ Larry J. Monteilh
LARRY J. MONTEILH
By	/s/ [ILLEGIBLE]		EXECUTIVE OFFICER
Deputy

BH:10/25/89

28

[partnership]

STATE OF CALIFORNIA	)
)
County of Los Angeles	)

On this 9th day of November in the year of 1989, before me, Frank S. Zolin, County Clerk/ Executive Officer of the Superior Court, in and for said County, personally appeared. Bryant L. Morris, President, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed this instrument, on behalf of the partnership of Raging Waters, and acknowledged that the partnership executed it.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this Certificate first above written.

FRANK S. ZOLIN
County Clerk/Executive Officer
of said Superior Court

By	/s/ [ILLEGIBLE]
Deputy County Clerk

EXHIBIT I

* Unimproved parking areas
I-210 FREEWAY
SAN DIMAS AVE.
AREA A
AREA B
1
2*
3*
4*
5*
N

[ILLEGIBLE] 3-A

AMENDMENT NO. 3-A TO CONCESSION AGREEMENT NO. 43893
FOR CONSTRUCTION, MAINTENANCE AND OPERATION OF A PLANNED
RECREATIONAL DEVELOPMENT AT
FRANK G. BONELLI REGIONAL COUNTY SWIM PARK

This Amendment to Concession Agreement made this 16th day of February, 1993.

BY AND BETWEEN	COUNTY OF LOS ANGELES, a body
corporate and politic, hereinafter
referred to as “County”

AND	RAGING WATERS GROUP INC.,
a California corporation
hereinafter referred to as
“Concessionaire”.

W I T N E S S E T H:

WHEREAS, pursuant to Concession Agreement No. 43893, approved on March 8, 1983 Specialty Villages, a general partnership and Bryant L. Morris, a general partner, were granted the right to construct, operate and maintain a planned recreational development at Frank G. Bonelli Regional County Swim Park; and

WHEREAS, on May 5, 1983 Specialty Villages, a general partnership and Bryant L. Morris, a general partner consented to an assignment of the Concession Agreement No. 43893 to Raging Waters, a partnership, and Bryant L. Morris, an individual; and

WHEREAS, Concession Agreement No. 43893 was amended as of (a) May 6, 1986 (Amendment No. 1), (b) as of September 2, 1987 (Amendment No. 2), (c) as of December 5, 1989 (Amendment No. 3). (Concession Agreement No. 43893 as so amended is referred to hereinafter as the Concession Agreement.); and

1

WHEREAS, the Concessionaire has exercised its option in respect of Area B; and

WHEREAS, on May 31, 1991 Raging Waters, a partnership, and Bryant L. Morris, an individual, assigned the Concession Agreement to Raging Waters Group Inc.; and

WHEREAS, the current Master Plan for Bonelli Regional County Park was prepared in 1970 and requires updating; and

WHEREAS, an updated Master Plan and Environmental Impact Report should be prepared which will identify the potential future uses of Frank G. Bonelli Regional County Park for recreational purposes; and

WHEREAS, the parties agree that the advice and professional services of independent expert consultants satisfactory to County are necessary for the updated Master Plan and environmental document preparation process; and

WHEREAS, Concessionaire has agreed to pay initially the cost of suitable qualified independent expert consultants for professional services and related disbursements and costs in connection with the preparation of said planning and environmental process up to a maximum of $330,000 on condition that (a) the financial terms and provisions of the agreements for professional services shall have been previously approved in writing by the Concessionaire and (b) that no variation of financial terms and provisions shall be permitted or allowed by County without the prior written consent of Concessionaire and (c) that County agrees to share in said costs subject to the terms of this Amendment No. 3-A; and

WHEREAS, County is willing to authorize retention of rent as set forth below in an amount not to exceed ONE HUNDRED SIXTY-FIVE THOUSAND DOLLARS ($165,000) as its one-half share of the cost for said professional services and related disbursements and costs; and

WHEREAS, notwithstanding the fact that the cost for said professional services have been estimated not to exceed THREE HUNDRED THIRTY THOUSAND DOLLARS ($330,000), in the event of cost overruns, neither County nor Concessionaire shall be obligated to expend more than the respective amounts herein provided unless they shall have previously otherwise agreed in writing.

NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions set forth herein, the parties hereto do agree as follows:

1.             OPERATIVE DATE

The effective date of this Amendment shall be the date of approval thereof by the Board of Supervisors and shall be applicable for the 1993 operational year as defined in Section 25 of Amendment No. 3 to Agreement No. 43893 and shall continue for each operational year thereafter until the County’s one-half share of the consultants’ costs, in an amount not to exceed ONE HUNDRED SIXTY-FIVE THOUSAND DOLLARS ($165,000), has been satisfied as set forth below.

2.             PAYMENT/RENTAL CREDIT

Subparagraphs 4.01(e) and 4.01(f) are added as follows:

“e.           Notwithstanding the provisions set forth above Concessionaire shall pay to County percentage rent otherwise due and owing to County until County has received EIGHT HUNDRED TWENTY-NINE THOUSAND DOLLARS ($829,000) as calculated on gross receipts received by Concessionaire. Percentage rent due County in excess of $829,000 shall be retained by Concessionaire for satisfaction of County’s share of consultants’ fees, expenses, and related disbursements and costs for preparation of a master plan or amended master plan and environmental document. Concessionaire shall retain said excess percentage rent for operational year 1993 and each operational year thereafter until such time that County’s one-half share of consultant’s fees, expenses and related disbursements and costs in an amount not to exceed ONE HUNDRED SIXTY-FIVE THOUSAND DOLLARS ($165,000), has been retained by Concessionaire. Concessionaire shall not be entitled to any interest on County’s share of consultants’ fees, expenses, and related disbursements and costs notwithstanding the number of operational years required to retain County’s share.

f.                                         In the event Concessionaire retains the entire amount of ONE HUNDRED SIXTY-FIVE THOUSAND DOLLARS ($165,000) as prescribed above and the amount of the County’s share of funds due for all of the consultants’ fees, expenses and related disbursements and costs is less than ONE HUNDRED SIXTY-FIVE THOUSAND DOLLARS ($165,000), Concessionaire shall refund the difference to County within thirty (30) days of completion of consultants’ work required herein.”

3.                                       COUNTY’S INDEPENDENT JUDGMENT

Concessionaire hereby understands that County, as the lead agency, shall exercise its independent judgment in the review and analysis of information submitted by any consultant as required herein. Concessionaire also understands that draft documents to be circulated shall reflect the County’s independent judgment and that the County’s certification of a final environmental document shall be conditioned upon a finding that the County’s independent judgment is reflected in said document.

4.                                       INDEMNIFICATION

Concessionaire shall indemnify, defend, save and hold harmless the County and its officers, directors, agents and employees from and against any and all liability, expenses, losses, costs, levies, fines or claims for damages of any nature whatsoever,

31

including reasonable defense costs and legal fees, arising out of or in connection with the implementation of this Amendment No. 3-A which result from any breach of the terms of the Concession Agreement or this Amendment No. 3-A by the Concessionaire, or which result from development or planned development by Concessionaire of land leased to Concessionaire under the Concession Agreement. County shall promptly notify Concessionaire of any claim or action and consult with Concessionaire regarding any claim or action for which indemnity may be sought hereunder and shall not settle any such claim or action without Concessionaire’s consent, which will not unreasonably withheld. County shall indemnify, defend, save and hold harmless the Concessionaire and its officers, directors, agents and employees from and against any and all liability, expenses, losses, costs, levies, fines or claims for damages of any nature whatsoever, including reasonable defense costs and legal fees, arising out of or in connection with the implementation of this Amendment No. 3-A which result from any breach of the terms of the Concession Agreement or this Amendment No. 3-A by the County.

5.                                       RATIFICATION

All other terms, conditions, covenants and promises of the Concession Agreement not affected by the provision of this supplemental agreement shall remain in full force and effect and are hereby reaffirmed.

32

IN WITNESS WHEREOF, Concessionaire has executed this Amendment, or caused it to be duly executed, and County of Los Angeles, by order of its Board of Supervisors, has caused this Amendment to the Concession Agreement to be executed on its behalf by the Chairman of said Board and attested by the Executive Officer-Clerk of the Board thereof, on the day and year first above written.

CONCESSIONAIRE

RAGING WATERS GROUP INC. a
California corporation

			By	/s/ Alan Joelson
Alan Joelson, Joint CEO

COUNTY OF LOS ANGELES

			By	/s/ [ILLEGIBLE]
Chairman, Board of Supervisors

ATTEST:

LARRY J. MONTEILH,		[SEAL]
Executive Officer-Clerk of
the Board of Supervisors

By	/s/ [ILLEGIBLE]
Deputy

APPROVED AS TO FORM:
ADOPTED
DEWITT W. CLINTON			BOARD OF SUPERVISORS
County Counsel			COUNTY OF LOS ANGELES

By	/s/ Helen S. Parker
	Principal Deputy		FEB. 16 1993

/s/ Larry J. Monteilh
LARRY J. Monteilh
EXECUTIVE OFFICER

33

(corporation single)

STATE OF CALIFORNIA	)
	)	ss.
County of Los Angeles	)

On this 19th day of JUNE in the year of 1992, before me, Charles Welssburd, Registrar-Recorder/County Clerk of the County of Los Angeles, personally appeared ALAN JOELSON personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument as JOINT CEO of RAGING WATERS GROUP INC. the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its board of directors.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

CHARLES WEISSBURD
Registrar-Recorder/County Clerk

[SEAL]
	By	/s/ [ILLEGIBLE]
Deputy County Clark

34

[ILLEGIBLE]

CLERK OF THE BOARD OF SUPERVISORS
Room 383 Hall of Administration.
500 West Temple Street
Los Angeles, California 90012

ASSIGNMENT OF CONCESSION AGREEMENT NO. 43893
FOR FAMILY SWIM PARK AT	FEE $ 8	P
FRANK G. BONELLI REGIONAL COUNTY SWIM PARK	5

SPECIALTY VILLAGES, a partnership, does hereby assign, transfer, grant, convey and set over unto RAGING WATERS, a partnership, and BRYANT L. MORRIS, an individual, all right, title and interest in and to that certain concession agreement dated March 8, 1983, made and entered into between the COUNTY OF LOS ANGELES, and recorded concurrently herewith.

It is understood that this assignment is not effective until the date of approval by the Director, Department of County Engineer-Facilities.

Dated this 5th day of May, 1983.	RECORDED IN OFFICIAL RECORDS OF LOS ANGELES COUNTY, CA [ILLEGIBLE]

JUL 8 1983 AT[ILLEGIBLE]

Recorder’s Office

/s/ Specialty Villages
SPECIALTY VILLAGES, a partnership

By:	/s/ Bryant L. Morris
BRYANT L. MORRIS, general partner

STATE OF CALIFORNIA	)	RECORDER’S MEMO
	)	POOR RECORD IS DUE TO
COUNTY OF LOS ANGELES	)	QUALITY OF ORIGINAL DOCUMENT

On this 5 day of May, in the year 1983, before me, JOHN J. CORCORAN, County Clerk and ex-officio Clerk of the Superior Court in and for said County, personally appeared [ILLEGIBLE] known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed this instrument, on behalf of the partnership and acknowledged to me that the partnership executed it.

IN WITNESS WHEREOF: I have hereunto set my hand and affixed the seal the day and year in this Certificate first above written.

[SEAL]	JOHN J. CORCORAN, County Clerk and
ex-officio Clerk of said Superior Court

	By	/s/ [ILLEGIBLE]
Deputy

ACCEPTANCE OF ASSIGNMENT OF

CONCESSION AGREEMENT NO. [ILLEGIBLE] FAMILY SWIM PARK AT

FRANK G. BONELLI REGIONAL COUNTY SWIM PARK

RAGING WATERS, a partnership, and BRYANT L. MORRIS, an individual, hereby accept the foregoing assignment of that certain concession agreement dated March 8, 1983, made and entered into between the COUNTY OF LOS ANGELES and SPECIALTY VILLAGES, a partnership, and assume responsibility for performance of all promises, covenants and conditions of said agreement on the part of Concessionaire therein named to be performed.

It is understood that this assignment is not effective until the date of approval by the Director, Department of County Engineer-Facilities.

Dated this [ILLEGIBLE] day of May, 1983.

RAGING WATERS, a partnership

By:	RAGING WATERS, INC.,
A California Corporation

By:	/s/ Bryant L. Morris
BRYANT L. MORRIS, President

STATE OF CALIFORNIA	)
) ss.
COUNTY OF LOS ANGELES	)

On this 15th day of May, in the year 1983, before me, JOHN J. CORCORAN, County Clerk and ex-officio Clerk of the Superior Court in and for said County, personally appeared Bryant L. Morris, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as president (or secretary) or on behalf of the corporation therein named, said corporation being known to me to be one of the partners of Raging Waters, the partnership that executed the within instrument, and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its board of directors as such partner and acknowledged to me that the partnership executed it.

IN WITNESS WHEREOF, I have hereunto set my band and affixed [ILLEGIBLE] the day and year in this Certificate first above written.

[SEAL]	JOHN J. CORCORAN, County Clerk and
ex-officio Clerk of said Superior Court

	By:	/s/ [ILLEGIBLE]
Deputy

CONSENT TO ASSIGNMENT OF

CONCESSION AGREEMENT NO. 43843 FOR FAMILY SWIM PARK

AT FRANK G. BONELLI REGIONAL COUNTY SWIM PARK

COUNTY OF LOS ANGELES, hereinafter referred to as County, as grantor of the concession and use granted under that certain concession agreement dated March 8, 1983, hereinafter referred to as the lease, does hereby consent to the assignment of the lease by the present concessionaire, SPECIALTY VILLAGES, a partnership, hereinafter referred to as Assignor, to RAGING WATERS, a partnership and BRYANT L. MORRIS, an individual, hereinafter referred to as Assignees. The consent to the assignment authorized herein is subject to the following express conditions therefor:

(a) This Consent to Assignment shall be null and void and of no further force and effect until and unless the assignment herein approved is complete and irrevocable in all respects and any escrow opened to accomplish same has been closed and County notified thereof within thirty (30) days of this Consent to Assignment.

(b) This assignment, having once become complete and irrevocable in all respects, shall thereafter be fully binding upon the Assignees, whether or not the Assignor and Assignees have entered into a separate agreement or understanding to which County is not a party and which provided for or otherwise purports, to affect the assignment, and whether or not in such event any party thereto alleges, claims, or otherwise shows or proves that there has been a breach, default, violation or termination of any such separate agreement;

/s/ Bryant L. Morris
BRYANT L. MORRIS, an individual

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF LOS ANGELES	)

On this 5th day of May, in the year 198 , before me, JOHN J. CORCORAN, County Clerk and ex-officio Clerk of the Superior Court in and for said County, personally appeared [ILLEGIBLE], personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to this instrument, and acknowledged that he executed it.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal the day and year in this Certificate first above written.

JOHN J. CORCORAN, County Clerk and
ex-officio Clerk of said Superior Court
By	[ILLEGIBLE]
Deputy

CLERK OF THE BOARD OF SUPERVISORS
Room 383 Hall of Administration
500 West Temple Street
Los Angeles, California 90012

CONSENT TO ASSIGNMENT OF

CONCESSION AGREEMENT NO. 43843 FOR FAMILY SWIM PARK

AT FRANK G. BONELLI REGIONAL COUNTY SWIM PARK

COUNTY OF LOS ANGELES, hereinafter referred to as County, as grantor of the concession and use granted under that certain concession agreement dated March 8, 1983, hereinafter referred to as the lease, does hereby consent to the assignment of the lease by the present concessionaire, SPECIALTY VILLAGES, a partnership, hereinafter referred to as Assignor, to RAGING WATERS, a partnership, and BRYANT L. MORRIS, an individual, hereinafter referred to as Assignees. The consent to the assignment authorized herein is subject to the following express conditions therefor:

(a) This Consent to Assignment shall be null and void and of no further force and effect until and unless the assignment herein approved is complete and irrevocable in all respects and any escrow opened to accomplish same has been closed and County notified thereof within thirty (30) days of this Consent to Assignment.

(b) This assignment, having once become complete and irrevocable in all respects, shall thereafter be fully binding upon the Assignees, whether or not the Assignor and Assignees have entered into a separate agreement or understanding to which County is not a party and which provided for or otherwise purports, to affect the assignment, and whether or not in such event any party thereto alleges, claims, or otherwise shows or proves that there has been a breach, default, violation or termination of any such separate agreement;

91- 808323

RECORDING REQUESTED BY	RECORDED IN OFFICIAL RECORDS
AND WHEN RECORDED MAIL TO :	RECORDER’S OFFICE
LOS ANGELES COUNTY
Clerk of the Board of Supervisors	CALIFORNIA
Room 383 Hall of Administration
500 West Temple Street	1 MIN. PAST 12 P.M. MAY 31, 1991
Los Angeles, California 90012	FEE $ 27.00

ASSIGNMENT OF CONCESSION AGREEMENT NUMBER 43893

FOR THE BONELLI REGIONAL COUNTY SWIM PARK

RAGING WATERS, a California general partnership, does hereby sell, assign, transfer, grant, convey, deliver and set over unto RAGING WATERS GROUP INC., without further liability for performance thereon, all right, title and interest in and to (i) that certain concession Agreement No. 43893 for Construction, Maintenance and Operation of a Planned Recreational Development of Frank G. Bonelli Regional County Swim Park, dated as of March 8, 1983, by and between Raging Waters, a California general partnership, a successor by assignment to Specialty Villages, a general partnership (Bryant L. Morris, general partner), as concessionaire, and the County of Los Angeles, as landlord, as amended by (A) Amendment No. 1 to Concession Agreement No. 43893 dated as of May 6, 1986, (B) Amendment No. 2 to Concession Agreement No. 43893 dated as of September 2, 1987, and (C) Amendment No. 3 to Concession Agreement No. 43893 dated as of December 5, 1989, and as affected by the Memorandum of Understanding Regarding Raging Waters Expansion Negotiations - contract No. 43893 dated March 13, 1984 to the extent not superseded by the subsequent amendments (such Concession Agreement, as so amended and affected, is referred to herein as the “Concession Agreement”); and (ii) the rights in Area B on Exhibit A attached hereto (“Area B”) pursuant to the due exercise of the option with respect to Area B set forth in Section 2.05.01 of the Concession Agreement.

Said assignment is made pursuant to Paragraph 17.01 of said Concession Agreement. Upon written consent to said assignment by the Director, a transfer fee of $124,000.00, pursuant to Paragraph 17 of said Concession Agreement, shall be paid to the County.

It is understood that this assignment is not effective until the date of approval by the Director of the Los Angeles County Department of Parks and Recreation.

Dated this 31st day of May, 1991.

ASSIGNOR:

RAGING WATERS, a California general
partnership

By	RAGING WATERS, INC. Managing
Partner

	By	/s/ Bryant L. Morris
BRYANT L. MORRIS,
President

STATE OF CALIFORNIA	)
) ss.
COUNTY OF LOS ANGELES	)

On May 30, 1991, before me, the undersigned, personally appeared Bryant L. Morris, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument as President of Raging Waters, Inc. and acknowledged to me (1) that said corporation executed it pursuant to its by-laws or a resolution of its board of directors as a general partner of the partnership therein named, and (2) that said partnership executed it.

OFFICIAL SEAL	/s/ Deborah B.Cook
DEBORAH B. COOK	Notary Public in and for said
NOTARY PUBLIC - CALIFORNIA	County and State
LOS ANGELES COUNTY
My comm. expires MAR 30, 1994	My commission expires: 3/30/94

2

ACCEPTANCE OF ASSIGNMENT OF

CONCESSION AGREEMENT NUMBER 43893 FOR THE

BONELLI REGIONAL COUNTY SWIM PARK

RAGING WATERS GROUP INC., does hereby accept the foregoing assignment of (i) that certain Concession Agreement No. 43893 for Construction, Maintenance and Operation of a Planned Recreational Development of Frank G. Bonelli Regional County Swim Park, dated as of March 8, 1983, by and between Raging Waters, a California general partnership, a successor by assignment to Specialty Villages, a general partnership (Bryant L. Morris, general partner), as concessionaire, and the county of Los Angeles, as landlord, as amended by (A) Amendment No. 1 to Concession Agreement No. 43893 dated as of May 6, 1986, (B) Amendment No. 2 to Concession Agreement No. 43893 dated as of September 2, 1987, and (C) Amendment No. 3 to Concession Agreement No. 43893 dated as of December 5, 1989, and as affected by the Memorandum of Understanding Regarding Raging Waters Expansion Negotiations - Contract No. 43893 dated March 13, 1984 to the extent not superseded by the subsequent amendments (such Concession Agreement, as so amended and affected, is referred to herein as the “Concession Agreement”); and (ii) the rights in Area B on Exhibit A attached hereto (“Area B”) pursuant to the due exercise of the option with respect to Area B set forth in Section 2.05.01 of the Concession Agreement, and assumes responsibility for performance of all promises, covenants, and conditions of said Concession Agreement on the part of the Concessionaire therein named to be performed from and after the effective date of such assignment.

It is understood that this assignment is not effective unit the date of approval by the Director of the Los Angeles County Department of Parks and Recreation.

Dated this 31st day of May 1991.

ASSIGNEE:

RAGING WATERS GROUP INC., a
California corporation

By	/s/ [ILLEGIBLE]
	Its:	Joint Chief Executive Officer

3

STATE OF CALIFORNIA	)
) ss.
COUNTY OF LOS ANGELES	)

On May 30, 1991, before me, the undersigned, personally appeared Alan Joelson, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument as Joint CEO of the corporation therein named and acknowledged to me that said corporation executed it pursuant to its by-laws or a resolution of its board of directors.

OFFICIAL SEAL	/s/ Deborah B.Cook
DEBORAH B. COOK	Notary Public in and for said
NOTARY PUBLIC - CALIFORNIA	County and State
LOS ANGELES COUNTY
My comm. expires MAR 30, 1994	My commission expires: 3/30/94

4

CONSENT TO ASSIGNMENT

OF CONCESSION AGREEMENT NUMBER 43893 FOR THE

BONELLI REGIONAL COUNTY SWIM PARK

The COUNTY OF LOS ANGELES, hereinafter referred to as “COUNTY”, as grantor of concession and use granted under (i) that certain Concession Agreement No. 43893 for Construction, Maintenance and Operation of a Planned Recreational Development of Frank G. Bonelli Regional County Swim Park, dated as of March 8, 1983, by and between Raging Waters, a California general partnership, a successor by assignment to Specialty Villages, a general partnership, (Bryant L. Morris, general partner), as concessionaire, and the County of Los Angeles, as landlord, as amended by (A) Amendment No. 1 to Concession Agreement No. 43893 dated as of May 6, 1986, (B) Amendment No. 2 to Concession Agreement No. 43893 dated as of September 2, 1987, and (C) Amendment No. 3 to Concession Agreement No. 43893 dated as of December 5, 1989, and as affected by the Memorandum of Understanding Regarding Raging Waters Expansion Negotiations - Contract No. 43893 dated March 13, 1984 to the extent not superseded by the subsequent amendments (such Concession Agreement, as no amended and affected, is referred to herein as the “Concession Agreement”); and (ii) the rights in Area B on Exhibit A attached hereto (“Area B”) pursuant to the due exercise of the option with respect to Area B set forth in Section 2.05.01 of the Concession Agreement, does hereby consent to the assignment of said Concession Agreement and the rights in Area B by the present concessionaire.

RAGING WATERS, a California partnership, is hereinafter referred to as “Assignor”, and RAGING WATERS GROUP INC., a California corporation is hereinafter referred to as “Assignee”. County further agrees that upon the effective date of said assignment, Assignor shall be fully relieved of any and all obligations thereunder. The consent to the assignment authorized herein is subject to the following express conditions therefor:

a.             This consent to assignment shall be null and void and of no further force and effect until and unless the assignment herein approved is complete and irrevocable in all respects and any escrow opened to accomplish same has been closed and County notified thereof within thirty (30) days of this Consent to Assignment.

b.             This consent to assignment shall be null and void and of no further force and effect in the event payment of the transfer fee of $124,000.00, pursuant to Paragraph 17 of said Concession Agreement, is not paid to the County.

c.             This assignment, having once become complete and irrevocable in all respects, shall thereafter be fully binding upon the Assignee, whether or not the Assignor and Assignee have entered into a separate agreement or understanding to which

5

County is not a party and which provides for or otherwise purports, to affect the assignment, and whether or not in such event any party thereto alleges, claims or otherwise shows or proves that there has been a breach, default, violation or termination of any such separate agreement; and

d.             That no further assignment and/or sublease thereof shall be made without the written consent of County first having been obtained in accordance with the paragraphs therein contained under Paragraph 17 (Transfers).

Dated this 31st day of May, 1991.

COUNTY OF LOS ANGELES DEPARTMENT
OF PARKS AND RECREATION

By	/s/ Rodney E. Cooper
Rodney E. Cooper, Director

APPROVED AS TO FORM:

DEWITT W. CLINTON
COUNTY COUNSEL

By	/s/ Helen S. Parker
Senior Deputy

6

STATE OF CALIFORNIA		)
) ss.
COUNTY OF	Los Angeles	)

On May 30, 1991, before me the undersigned Notary Public, personally appeared Rodney E. Cooper, personally known to me (or proved to me on the basis of satisfactory evidence) to be the Director of the Department of Parks and Recreation for the County of Los Angeles, the public agency that executed the within instrument, and acknowledged to me that he executed the within instrument as the Director of the Department of Parks and Recreation for the County of Los Angeles, a public agency, and that said public agency executed the same pursuant to duly adopted ordinances or resolutions of the Los Angeles County Board of Supervisors.

WITNESS my hand and official seal.

/s/ Deborah B. Cook
Notary Public in and for said County and State

My commission expires:	OFFICIAL SEAL
DEBORAH B. COOK
3/30/94	NOTARY PUBLIC - CALIFORNIA
LOS ANGELES COUNTY
My comm. expires MAR 30, 1994

Exhibit “B”

PARCEL A:

All that subleasehold estate created by and all of the right, title and interest of the trustor as concessionaire/lessee in, to and under that certain Concession Agreement for Construction, Maintenance and Operation of a Planned Recreation Development at Frank G. Bonelli Regional County Swim Park, by and between County of Los Angeles, a body corporate and politic, duly organized and existing pursuant to an agreement entitled “Joint Exercise of Powers Agreement” and Amendment No. 1 of said agreement, dated February 11, 1970 and December 22, 1970, respectively, as issuer, and Specialty Villages, a general partnership, and Bryant L. Morris, General Partner, concessionaire/lessee dated March 8, 1963 and recorded July 8, 1963 as Instrument No. 83-771071, Official Records, Los Angeles County and as assigned by Assignment of Concession Agreement No. 43893 for Family Swim Park at Frank G. Bonelli Regional County Swim Park by and between Specialty Villages, a partnership, and Raging Waters, a partnership, dated May 8, 1963 and recorded July 8, 1963 as Instrument No. 83-771072, Official Records, Los Angeles County affecting the following described real property:

PARCEL 1:

That portion of Trust 1796, Sheet No. 2, in the City of San Dimis, County of Los Angeles, State of California, as shown on map filed in Book 22, Pages 38 and 39 of Maps, in the office of the County Recorder of said County, and that portion of Tract 1796, Sheet No. 3, in said City, as shown on map filed in Book 22, Pages 42 and 43 of said Maps, within the following described boundaries:

Commencing at the Easterly terminus of that certain course of North [ILLEGIBLE] East [ILLEGIBLE] in the centerline of that certain 60.00 foot wide strip of land described in Parcel [ILLEGIBLE] of Lis Pendens recorded as Instrument No. 2482 on August 6, 1988 in Book H2941, Page 387, Official Records, in the office of the County Recorder of said County; thence South 74° [ILLEGIBLE] 27” West along said certain course 443.85 feet; thence South [ILLEGIBLE] West 38.41 feet to a point in the Southerly boundary of said certain 60.00 foot strip of land said point being the true point of beginning; thence continuing South [ILLEGIBLE] West 69.67 feet to a point distant South 23°38’15” West thereon [ILLEGIBLE] feet from said certain course; thence South [ILLEGIBLE] West [ILLEGIBLE] feet; thence South [ILLEGIBLE] East [ILLEGIBLE] feet; thence South [ILLEGIBLE] East [ILLEGIBLE] feet thence South 7°17’32” West [ILLEGIBLE] feet; thence South [ILLEGIBLE] West 132.86 feet; thence South 23°83’08” East 189.21 feet; thence South 61°38’49” East [ILLEGIBLE] feet; thence South [ILLEGIBLE] East 211.32 feet; thence North 40° 22’21” East [ILLEGIBLE] feet; thence North [ILLEGIBLE] East 157.00 feet, thence South 77° 23’ 04” East [ILLEGIBLE] feet to the Westerly boundary of that certain 60 foot strip of land described in deed to County of Los Angeles for

San Dimas Avenue (formerly San Dimas-Spadre Road), recorded on May 15, 1935 in Book 13459, Page 67 of said Official Records; thence Northerly and Northeasterly along said San Dimas Avenue to the most Northerly corner of said certain 60 foot strip of land said most Northerly corner being the Southwesterly terminus of that certain course of South 25° 50’ 10” West [ILLEGIBLE] 5.46 feet in the Northwesterly boundary of San Dimas Avenue, as shown on County Surveyor’s Map No. 8-5071, on file in the office of the Country Engineer of the County of Los Angeles; thence Northwesterly, Northerly and Northwesterly along said San Dimas Avenue, to the Southwesterly boundary of that certain 60 foot strip of land described in deed to County of Los Angeles for San Dimas Avenue (formerly San Dimas-Spadra Road), recorded as Instrument No. 1088 on February 2, 1931 in Book 10633, Page 5, Official Records: thence Northwesterly, Northerly and Northwesterly along the Southwesterly, Westerly and Northwesterly boundaries of said last mentioned certain 60 foot strip of land to the Easterly line of Lot 12, said Tract 1796, Sheet No. 2; thence Northerly along said Easterly line and its Northerly prolongation to a curve concentric with and 20 feet Southeasterly measured radially from that certain 54.99 foot radius curve in the Easterly, Southeasterly and Southerly boundaries of Lot 13, said last mentioned tract; thence Southwesterly and Westerly along said concentric curve to a line parallel with and 20 feet Southerly, measured at right angles, from that certain course of South 77° 59’ West 109.15 feet in said last mentioned Southerly boundary; thence Westerly along said parallel line to a curve concentric with and 20 feet Southerly; measured radially, from that certain 215.45 feet radius curve in said last mentioned Southeasterly and Southerly boundaries; thence Westerly and Southwesterly along said last mentioned concentric curve to a line parallel with and 20 feet Southeasterly, measured at right angles, from that certain course of South 49° 17’ West 74.93 feet is said last mentioned Southeasterly boundary; thence Southwesterly along said last mentioned parallel line to a curve concentric with and 20 feet Southeasterly, measured radially, from that certain 163.67 feet radius curve in said last mentioned Southeasterly and Southerly boundaries; thence Southwesterly and Westerly along said last mentioned concentric curve to a line parallel with and 20 feet. Southerly, measured at right angles, from that certain course of South [ILLEGIBLE] feet in said last mentioned Southerly boundary; thence Westerly along said last mentioned parallel line to a curve concentric with and 20 feet Southerly, measured radially from that certain 271.36 foot radius curve in said last mentioned Southerly and Southeasterly boundaries; thence Westerly and Southwesterly along said last mentioned concentric curve to a line parallel with and 20 feet Southeasterly, measured at right angles, from that certain course of South 49° 44’ West 67.91 feet in said last mentioned Southeasterly boundary; thence Southwesterly along said last mentioned parallel line to a curve concentric with and 20 feet Southeasterly, measured radially from that certain 10.26 foot radius curve in said last mentioned Southeasterly and Southerly boundaries; thence Southwesterly and Westerly along said last mentioned concentric curve to a curve concentric with and 20 feet Southerly, measured radially, from that certain 48.34 foot radius curve in said last mentioned Southerly boundary; thence Westerly along said last mentioned concentric curve to the Southerly prolongation of the Westerly line of said Lot 13; thence Northerly along said Southerly prolongation and said Westerly line to the Southerly boundary of

Said certain 60.00 foot strip of land; thence Westerly along said last mentioned Southerly boundary to said true point of beginning.

EXCEPT from that portion of said land included within Parcels 18 and 19 of the deed herein described all minerals, including oil and gas, lying below a depth of 500 feet, without however the right to drill or mine through the surface thereof, as reserved by the State of California, in a deed recorded September 17, 1970 in Book D4835, Page 633, Official Records.

PARCEL 2:

Those portions of Lots 13 and 14 of Tract No. 1795, Sheet 2, in the City of San Dimas, County of Los Angeles, State of California, as per map recorded in Book 22, Pages 38 to 47 inclusive of Maps, in the office of the County Recorder of said County, together with that portion of San Dimas Avenue, 40 feet wide, as shown on said map vacated by Resolution of the Board of the Supervisors of said County adopted September 22, 1942, a certified copy of which was recorded on September 28, 1942 in Book 19587, Page 198, Official Records, described as a whole as follows:

Beginning at the Northeast corner of Lot 12 of said Tract 1795; thence Northerly along the Northerly prolongation of the Easterly line of said Lot 12 to a point in a curve concentric with and 20 feet Southeasterly, measured radially, from that 51.99 foot radius curve in the Easterly, Southeasterly and Southerly boundaries of said Lot 13 said point being the true point of beginning of this description; thence is a generally Southwesterly direction along a line parallel with and distant Southeasterly 20 feet, measured at right angles or radially, from the Southeasterly line of said Lot 13 to the Southerly prolongation of the Westerly line of said Lot 13; thence Northerly along said Southerly prolongation to and along said Westerly line to the Southerly boundary of that certain 60.00 foot strip of land firstly described in Parcel 6A in the Final Order of Condemnation entered in Los Angeles County Superior Court, Case No. 937075, a certified copy of which was recorded July 27, 1970 as Instrument No. 1190 in Book 04783, Page 639, Official Records; thence Northeasterly along said Southerly boundary to the most Westerly corner of the land secondly described in said Parcel 6A; thence Northeasterly, Southeasterly and Northeasterly along the Southeasterly, Southwesterly and Southeasterly lines of the land secondly described in said Parcel 6A to the Northeasterly line of said Lot 14; thence Southeasterly along said Northeasterly line to the most Northerly corner of the land described in the deed to the County of Los Angeles, recorded January 28, 1931 as Instrument No. 1263, in Book 10628, Page 142, Official Records of said County; thence Southwesterly along the Northwesterly line of the land described in said last mentioned deed to the most Westerly corner thereof; thence Southeasterly along the Southwesterly line of the land described in said last mentioned deed to the most Southerly corner thereof; said most Southerly corner being a point in the Westerly boundary of that certain 60.00 foot strip of land described in the deed to the County of Los Angeles, recorded December 4, 1931 as Instrument No. 1354, in Book 11282, Page 173, Official Records; thence Southerly along said Westerly boundary to the centerline of San Dimas Avenue, 40 feet wide, as said centerline is shown on the map of said Tract 1796; thence Southwesterly along said centerline to the intersection with a curve concentric with and 20 feet southeasterly, measured radially from that 54.99 foot radius curve in the Easterly, Southeasterly and Southerly boundaries of said Lot 13; thence Southeasterly along said concentric curve to the true point of beginning.

PARCEL 3:

That portion of Lot 6 of Tract 1796, Sheet 2, in the City of San Dimas, County of Los Angeles, State of California, as per map recorded-in Book 22, Pages 38 to 47 inclusive of Maps, in the office of the County Recorder of said County, together with that portion of San Dimas Avenue, 40 feet wide, as shown on said map vacated by Resolution of the Board of Supervisors of said County adopted September 22, 1942 a certified copy of which was recorded on September 29, 1942, in Book 19687, Page 199, Official Records of said County, described as a whole as follows:

Beginning at the Northeast corner of Lot 12 of said Tract 1795; thence Northerly along the Northerly prolongation of the Easterly line of said Lot 12 to a curve concentric with and 20 feet Southeasterly, measured radially from that 54.99 foot radius curve in the Easterly, Southeasterly and Southerly boundaries of said Lot 13; thence Northeasterly along said concentric curve to a line parallel with and 20 feet Southeasterly, measured at right angles, from the Southeasterly line of Lot 14 of said Tract 1735; thence Northeasterly along said parallel line to the Westerly boundary of that certain 60.00 foot strip of land described in the deed to the County of Los Angeles, recorded December 4, 1931 as Instrument No. 1354, in Book 11282, Page 173, Official Records; thence Southerly along said Westerly boundary to the Easterly line of said Lot 12; thence Northerly along said Easterly line to the point of beginning.

Together with all of trustor’s right, title and interest in and to all buildings and improvements situated on such property;

Together with all modifications, extensions and renewals of said lease.

PARCEL 8:

All of trustor’s right, title and interest now and existing or hereafter arising, whether by grant or in expectancy and howsoever acquired, in and to the demised property described in Parcel A hereinabove.